Exhibit 10.8

AMENDED AND RESTATED CONTRACT

Boeing No. BSC-2000-001

BETWEEN

IRIDIUM CONSTELLATION LLC

AND

THE BOEING COMPANY

FOR

TRANSITION, OPERATIONS AND MAINTENANCE, ENGINEERING

SERVICES, AND RE-ORBIT

OF THE

IRIDIUM COMMUNICATIONS SYSTEM

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Execution Version

List of Amendments

to

the Original Contract

Amendment Number	Description
001	See Amendment #001 Summary
002	Annex 5, Paragraph 2.2.5
003	Article 20 - Added EEOC
004	Add Annex 11, “Letter of Credit”
005	Add Annex 12, “Letter of Credit for March 2003” Payment Draw Down
006	Amended and Restated Contract
007	De-orbit Price Revision
008	Added Annex 17, “Group Call Functionality”
009	Revised Revenue Sharing
010	Amended and Restated Contract: Retirement of Promissory Notes and Personal Property Liens and Revise Letter of Credit
011	Discontinuance of Additional Fee Payments; Revised EPA
012	Added Annex 18, “Broadband Functionality”
013	CY 2006 T&M Billing Rate(s) for Special Projects

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AMENDED AND RESTATED CONTRACT

THIS AMENDED AND RESTATED CONTRACT (including all annexes and addenda hereto, as amended, modified or supplemented from time to time hereafter, this “Contract”) is made and entered into as of May 28, 2010 (the “Effective Date”) between IRIDIUM CONSTELLATION LLC, a Delaware limited liability company (“Owner”), whose obligations arising hereunder shall be guaranteed by Iridium Satellite LLC, also a Delaware limited liability company and the parent of Owner (“Iridium Satellite”), and THE BOEING COMPANY, a Delaware corporation (“Boeing”) (Owner and Boeing are each referred to as a “Party” and collectively referred to as the “Parties”).

PREAMBLE

WHEREAS, Owner and Boeing are parties to a Contract (Boeing No. BSC-2000-001) for Transition, Operations and Maintenance, Engineering Services, and Re-Orbit of the Iridium Communications System, dated as of December 11, 2000 (as heretofore amended by Amendments Number 001 through 013, the “Original Contract”), pursuant to which Boeing provides, among other things, operations and maintenance services in support of the Iridium Communications System, defined below;

WHEREAS, the Parties have agreed to amend and restate the Original Contract to provide, among other things, (i) for annual price reductions for the operations and maintenance services provided to Owner by Boeing hereunder and (ii) Owner with the ability to achieve additional scope of work and cost reductions on the terms and subject to the conditions set forth in this Contract (including as a result of the conversion of this Contract, for most services provided by Boeing to Owner hereunder, from a firm fixed price contract to a Time & Materials Capped Price or T&M CP contract, defined below); and

WHEREAS, it is the Parties’ intention that Boeing’s responsibilities under this Contract shall be equivalent in all material respects with Boeing’s responsibilities performed under the Original Contract, including that: (i) as of the Effective Date and subject to future O&M Scope Modifications, as defined below, Task-Ordered O&M Services, as defined below, shall include all services previously provided by Boeing to Owner under the Original Contract (other than Special Projects (as defined in the Original Contract)), including Steady State O&M Services (as defined in the Original Contract); (ii) as of the Effective Date and subject to future O&M Scope Modifications, Boeing’s responsibilities for overall end-to-end technical and programmatic maintenance of the ICS shall be identical to those provided under the Original Contract; and (iii) the compensation payable to Boeing by Owner under this Contract for Task-Ordered O&M Services pursuant to this Contract shall be subject to a maximum annual amount as provided in Article 1.4.2.4.

WHEREAS, in partial consideration of the amendment and restatement of the Original Contract, Owner and Boeing have agreed to enter into the NEXT Contract, defined below, pursuant to which Boeing will receive a significant role in the development and operation of the Iridium

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NEXT System, as defined below;

NOW THEREFORE, the Parties agree to amend and restate this Contract to continue performance under the following terms and conditions:

CONTRACTING TERMS AND CONDITIONS

Article 1.	Subject Matter of Contract

1.1 Background

1.1.1 Amendment and Re-Statement of Original Contract. Boeing and Owner have heretofore entered into the Original Contract. The Parties wish to amend and restate the Original Contract in its entirety as herein set forth as of the Effective Date.

1.1.2 Steady State O&M Services Transition to Task-Ordered O&M Services. Under the Original Contract, Boeing performed the Steady State O&M Services on a firm fixed price basis. From and after the Effective Date, the Steady State O&M Services shall be discontinued and replaced by the Task-Ordered O&M Services, which shall performed on a T&M CP basis, defined below, subject to the Annual O&M Price Cap, defined below.

1.1.3 Special Projects Transition to Task-Ordered Engineering Non-O&M Services. Under the Original Contract, Boeing performed engineering support services for projects outside the scope of the Steady State O&M Services which pertained to the addition of new functionality to the ICS and which were incorporated pursuant to Annexes 17 and 18 to the Original Contract (“Special Projects”). Special Projects were performed on a Time & Materials basis. From and after the Effective Date of this Contract, Special Projects shall be discontinued and replaced by the Task-Ordered Engineering Non-O&M Services.

1.1.4 Re-Orbit. Under the Original Contract, Boeing was obligated to perform Re-Orbit, subject to the terms of Articles 9.4, 9.5 and/or 9.6 thereof, on a firm fixed price basis. From and after the Effective Date of this Contract, Boeing’s obligations to perform Re-Orbit shall continue under this Contract, subject to the terms of Articles 9.4, 9.5 and/or 9.6 of this Contract.

1.1.5 Group Call Functionality. Boeing and Owner have agreed that, concurrent with the execution and delivery of this Contract, Boeing, Boeing Management Company, a wholly owned subsidiary of Boeing (“BMC”), Owner and Iridium Satellite shall enter into Intellectual Property Rights License Agreement No. BMC-2010-1455, pursuant to which BMC and Boeing shall, among other things, license to Iridium Satellite certain intellectual property rights related to the Group Call Functionality as defined in Annex 17, upon Boeing’s receipt of the consideration specified in the Intellectual Property Rights License Agreement.

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1.1.6 Motorola as Third-Party Beneficiary. The Parties acknowledge that Motorola, Inc. (“Motorola”) is an express third-party beneficiary of certain provisions of the Original Contract as set forth therein and that neither of the Parties intends that this Contract nor any of the amendments to the Original Contract effected hereby are intended to affect any of their respective obligations to Motorola thereunder, all of which shall remain in full force and effect pursuant to the terms of this Contract. Conferring such third-party benefits to Motorola is a material part of this Contract and Motorola may enforce such provisions directly against either Party, as applicable.

1.1.7 U.S. Government Indemnification Contract Obligations. The Parties further acknowledge that each of them has certain obligations to the United States of America under the U.S. Government Indemnification Contract, defined below, and that neither this Contract nor any of the amendments to the Original Contract effected hereby are intended to affect any of those obligations.

1.1.8. Boeing Obligations. Boeing will provide to Owner program management, engineering, technical, operations and maintenance, and administrative resources necessary to accomplish the Services, as provided in Article 1.4 hereof.

1.2 Definitions

1.2.1 “Affiliate” means, with respect to any entity, any other entity Controlling, Controlled by or under common Control with such entity.

1.2.2 “Annual O&M Price Cap” has the meaning given such term in Article 1.4.2.4 hereof.

1.2.3 “Claims” means any and all actions, causes of action, liabilities, claims, suits, judgments, liens, awards and damages of any kind and nature whatsoever.

1.2.4 “Contract” has the meaning given to such term in the first introductory paragraph of this Contract.

1.2.5 “Control” and its derivatives means, with regard to any entity, the legal, beneficial, or equitable ownership, directly or indirectly, of fifty percent (50%) or more of such entity’s capital stock (or other ownership interest, if not a corporation) ordinarily having voting rights.

1.2.6 “Deliverable” means Intellectual Property, hardware, software or other information, data, and/or technology prepared or procured by Boeing pursuant to this Contract, including any Task Order hereunder, or otherwise.

1.2.7 “De-orbit” means the removal (whether in a controlled, uncontrolled, natural or spontaneous manner) of ICS satellites and related devices, including but not limited to,

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the orbit, Re-Orbit, descent and re-entry through low earth orbit and the earth’s atmosphere, and landing or falling on or near any part, surface, structure or other object, animate or inanimate, above, on, at, near, or below the earth’s surface.

1.2.8 “Excusable Delay” means any of the items listed in Article 7 (Excusable Delay).

1.2.9 “ICS Useful Life” means the useful life of the ICS as measured by the ability of the ICS to function as a global voice communication system as determined by Owner within its complement of sixty-six (66) or fewer LEO operational satellites.

1.2.10 “Iridium Communications System” or “ICS” means the complete, integrated, satellite-based, digitally-switched communications system currently operated by Owner and/or its Affiliates. This term refers collectively to the Space Segment, System Control Segment, Gateways, Teleport Network, and Technical Support Center and expressly includes enhancements and additions to the Gateways and its evolution as required to support continuing ICS operations, but expressly excludes any element of the Iridium NEXT System.

1.2.11 “Iridium NEXT System,” “Iridium NEXT” or “NEXT” means the new, updated or enhanced satellites of a Space Segment and, upon written notice from time to time to Boeing from Owner, such new, updated or enhanced ground elements (including the Serviced Facilities and System Control Segment as well as Gateways and Teleport Network, all as further defined in the NEXT Contract) and such ground elements redeployed from the ICS, and their related software and equipment, deployed in connection with Iridium’s and/or its Affiliates’ proposed second generation complete, integrated, satellite-based, digitally switched communication system. NEXT does not include the ICS, except such ground elements redeployed from the ICS, and their related software and equipment, which have been designated as an element of NEXT pursuant to Owner’s notice to Boeing as provided in this Article 1.2.11.

1.2.12 “NEXT Contract” means the Iridium NEXT Support Services Agreement between Iridium Constellation LLC, a Delaware limited liability company, and The Boeing Company for Support Services for Iridium NEXT, dated May 28, 2010, as amended from time to time.

1.2.13 “O&M Scope Modification” means an Owner-directed addition, deletion or modification of specified Services under the Task Ordered O&M Services.

1.2.14 “Re-Orbit” means the removal of functional ICS satellites from operational or storage orbits, and preparation of the satellites for re-entry into the earth’s atmosphere, including, without limitation, venting of all remaining fuel, depressurizing the batteries and turning off the electronics, all in a professionally competent manner and as described in Annex 4 of this Contract.

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1.2.15 “Services” means all services to be rendered in accordance with Article 1.4 hereof, including but not limited to Task-Ordered O&M Services, Task-Ordered Non-O&M Engineering Services, Deliverables, and Re-Orbit.

1.2.16 “Statement of Work” means the various individual Statements of Work for efforts to be provided under this Contract, as more fully defined in Article 1.4 hereof, as the same may from time to time be amended or modified, whether singularly and/or collectively.

1.2.17 “Steady State O&M Services” means the ICS engineering, systems analysis, operations and maintenance services performed or required to be performed by Boeing under the Original Contract in accordance with the then-current Annex 3 Statement of Work for Iridium System Steady State Operations and Maintenance.

1.2.18 “Task Order” means a written order issued pursuant to the terms of this Contract which describes the requirements, Deliverables, pricing, special terms and conditions and other Services as agreed to by the Parties.

1.2.19 “Task Order Target Price” means the estimated total dollar value of a Task Order, calculated by multiplying estimated direct labor hours specified in the Task Order by the then-applicable T&M Hourly Rates (as defined in Annex 5 of this Contract).

1.2.20 “Task-Ordered Non-O&M Engineering Services” has the meaning given to such term in Article 1.4.3 hereof.

1.2.21 “Task-Ordered O&M Services” means ICS engineering, systems analysis, operations and maintenance Services as directed by Owner pursuant to Task Orders and/or the Annex 3 Statement of Work for Iridium System Operations and Maintenance.

1.2.22 “Time & Materials” or “T&M” means a contract basis where payment is made for: (i) the delivery of direct labor hours at an agreed upon fixed hourly rate; and (ii) the reimbursement of related direct non-labor expenses; all pursuant to a specified scope of work.

1.2.23 “Time & Materials Capped Price” or “T&M CP” has the meaning given to such term in Article 1.4.2.4.1 hereof.

1.2.24 “U.S. Government Indemnification Contract” means the Indemnification Contract, dated December 5, 2000, among Iridium Satellite, Boeing, Motorola, and the United States of America, a copy of which is attached hereto as Annex 9, as the same may be amended from time to time.

1.2.25 Additional definitions are as set forth in the various Articles, Statements of Work and Annexes referenced in this Contract.

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1.3 Period of Performance.

1.3.1 The period of performance covered by this Contract shall commence on the Effective Date of this Contract and shall continue for the duration of the ICS Useful Life.

1.3.2 The period of performance shall immediately terminate upon the commencement of Re-Orbit pursuant to Articles 9.4, 9.5 and/or 9.6, provided that Boeing shall complete the Re-Orbit Statement of Work included as Annex 4 to this Contract.

1.4 Services. Boeing will perform and sell to Owner and Owner will purchase from Boeing the following Services:

1.4.1 Task-Ordered Services, General. The Task-Ordered O&M Services and the Task-Ordered Engineering Non-O&M Services shall be authorized by means of separate Task Orders. Each Task Order shall be governed by the terms and conditions of this Contract, except those terms and conditions set forth in a specific Task Order and designated therein as taking precedence over this Contract.

1.4.1.1 Format of Task Orders. Task Orders will contain at least the following: (i) the Task Order Number; (ii) scope of work and technical requirements, including if applicable type, quantity and description of Services; (iii) Deliverables; (iv) acceptance criteria; (v) performance period; (vi) required Owner furnished items or data (if applicable); (vii) Task Order Target Price; (viii) authorized labor hours by labor category and applicable T&M Hourly Rate; (ix) listing of Key Personnel assigned to Task Order; (x) special terms and conditions (if applicable); and (xi) execution by authorized representatives.

1.4.1.2 Task Order Changes. Changes to Task Orders (other than O&M Scope Modifications which are addressed in Article 1.4.1.3 below) shall be made in accordance with Article 4 (Changes), subject to Boeing’s submission of a change proposal providing an estimate of the Time & Material price adjustment associated with such change, including a detailed and time-phased estimate of labor hours by labor classification to be adjusted and supported by historical labor data and other supporting information. When applicable, an agreed upon change to a Task Order will also result in a commensurate adjustment in the Annual O&M Price Cap.

1.4.1.3 O&M Scope Modifications. Owner may, from time to time, at Owner’s sole discretion, and by written notice to Boeing, direct an O&M Scope Modification to one or more Task Order(s). When requested by Owner, Boeing will cooperate with Owner to identify and make recommendations to Owner regarding potential areas for such O&M Scope Modification, including impact to delivered service (including availability, reliability, risk, QoS, user experience, etc). In the event an O&M Scope Modification to a Task Order is directed by Owner, then: (i) Boeing shall immediately acknowledge receipt of the O&M Scope Modification in writing to Owner and begin performance thereof; (ii) Boeing shall submit a change proposal with an estimate of the Time & Material price reductions associated with such change, including

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a detailed and time-phased estimate of labor hours by labor classification to be reduced and supported by historical labor data and other supporting information; and (iii) Owner shall make an equitable adjustment in the Task Order Target Price and/or delivery schedule by amendment to such Task Order and in the Annual O&M Price Cap. Any dispute regarding the equitable adjustment of a Task Order or the O&M Price Cap made pursuant to an O&M Scope Modification shall be resolved in accordance with Article 16 (Dispute Resolution) of this Contract. The Parties acknowledge and agree that the foregoing change provisions shall apply to all O&M Scope Modifications issued pursuant to this Article and that Article 4 (Changes) shall not apply.

1.4.2 Task-Ordered O&M Services. As of the Effective Date, Boeing shall perform the Task-Ordered O&M Services.

1.4.2.1 Baseline Task-Ordered O&M Services. As of the Effective Date, the Task-Ordered O&M Services shall include all Services previously provided under the Original Contract (other than Special Projects), including the Annex 3 Statement of Work for Iridium System Steady State Operations and Maintenance included therein and in effect immediately prior to the Effective Date of this Contract (“Baseline Task-Ordered O&M Services”). Subject to the provisions of Article 1.4.2.1.1, the Baseline Task-Ordered Services are specified in the series of Task Orders listed in Annex 6 hereof. The Baseline Task-Ordered O&M Services shall be subject to change only pursuant to an O&M Scope Modification.

1.4.2.1.1 Services Deemed Included in Baseline Task-Ordered O&M Services. Notwithstanding anything in this Contract to the contrary, in the event one or more Task Order(s), including those listed in Annex 6 hereof, omits any Baseline Task-Ordered O&M Services, other than those Services which have been omitted pursuant to an O&M Scope Modification, such Services shall be deemed to be included in such Task Order, and Boeing shall continue to provide such Services as Task-Ordered O&M Services hereunder.

1.4.2.1.2 [***…***].

1.4.2.2 Annual Task Orders for Task-Ordered O&M Services. Task Orders for the Task-Ordered O&M Services shall be written for annual calendar year periods and the then-current Annual O&M Price Cap shall apply to all such Task Orders, as further described in Article 1.4.2.4 below.

1.4.2.2.1 Annual Project Plan for Establishing Task Orders. For each calendar year for the term of this Contract (other than the 2010 calendar year), Owner and Boeing will establish and execute new Task Orders for the upcoming annual period as described in this Article. By no later than September 30 of any year during the term of this Contract, Boeing shall submit a project plan that provides a time-phased plan by Task Order for accomplishing all projected activities to be authorized for the next succeeding annual period, including: (i) the application of labor resources, including direct labor hours, by Task Order and

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subtask within each Task Order; (ii) the applicable labor categories and T&M Hourly Rates for such labor resources; (iii) the Task Order Target Prices and total target price for all planned Task Orders for that annual period; (iv) the sum of all Task Order Target Prices for such annual period, demonstrating that such sum is less than or equal to the Annual O&M Price Cap; (v) the sum of all direct labor hours projected for such annual period, with such hours intended to represent a target amount only and not a binding requirement for the delivery of such total direct labor hours, and with such amount not overriding the Annual O&M Price Cap for such annual period; and (vi) Boeing’s proposed plan for implementing O&M efficiency improvements (additions, deletions or modifications of processes or approaches that result in a reduction of direct labor hours and/or direct labor rates) for that annual period, demonstrating to Owner, for Owner’s approval, that the annual price reduction required per Annex 5, Paragraph 3.1.3 hereof will be achieved solely as a result of O&M efficiency improvements and not as a result of any O&M Scope Modification (the “Annual Project Plan”). The Parties acknowledge and agree that Task Orders for the O&M Task-Ordered Services for the remainder of calendar year 2010 from and after the Effective Date have been executed concurrently with the execution of this Contract.

1.4.2.2.2 Due Diligence. Prior to the final establishment of each Annual O&M Price Cap, Owner shall have the right to conduct a review on both the T&M Hourly Rates established in accordance with Annex 5, Paragraph 3.2, except that Owner shall not have access to financial information considered by Boeing to be proprietary, and the estimated hours associated with the Task-Ordered O&M Services as provided in the Annual Project Plan required pursuant to Article 1.4.2.2.1. Boeing shall provide sufficient information to Owner during the review to allow Owner to validate the Annual O&M Price Cap to be authorized for the upcoming annual period. Upon Owner’s request, Owner may request that a third party designated by Owner audit all Boeing information used to support the review.

1.4.2.2.3 Monthly Review of Annual Project Plan. The Annual Project Plan prepared in accordance with Article 1.4.2.2.1 of this Contract shall be updated on a monthly basis throughout the then-current annual period to incorporate any O&M Scope Modifications or other adjustments as mutually agreed by the Parties. As part of each monthly update to the Annual Project Plan, Boeing shall provide certain historical information, including the status of all Deliverables, program schedules, and financial information as described in this Article 1.4.2.2.3, as well as any other supporting information as mutually agreed by the Parties. Boeing shall also provide: (i) actual hours and total T&M expense (hours times labor rate) delivered for each completed month in the then-current annual period; (ii) a forecast of hours and T&M expense (hours times labor rate) to be delivered for each future month during the then-current annual period; (iii) any forecasted variance from the existing Annual Project Plan in the hours and total T&M expense (hours times labor rate), either higher or lower, for each future month during the then-current annual period; and (iv) justification supporting all such forecasted monthly variances, with such justification to include the underlying work scope and programmatic priorities applicable to such future months and identifying those portions of the monthly variance that derive from an approved Project Description Document (as that term is defined in the Task Orders). If, upon reviewing the justification for any such forecasted monthly

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variances with Boeing, Owner concurs with such forecasted monthly variance(s), then Boeing shall proceed with the work as planned for such future months. If, upon reviewing the justification for any such forecasted monthly variances with Boeing, Owner does not concur with any such forecasted monthly variance(s), then Owner shall disposition such monthly variance as follows:

(a) if the underlying work scope is related to a Task Order, excluding any work authorized pursuant to an approved Project Description Document (as that term is defined in the Task Orders), then Owner shall, at Owner’s sole discretion, either: (1) reduce, modify, delay, or delete the underlying work scope pursuant to an O&M Scope Modification in accordance Article 1.4.1.3; (2) direct Boeing to comply with the then-current Annual Project Plan; or (3) coordinate with Boeing to implement another resolution satisfactory to Owner; or

(b) if the underlying work scope is authorized pursuant to an approved Project Description Document (as that term is defined in the Task Orders), then Owner shall, at Owner’s sole discretion, either: (1) reduce, modify, delay, or delete the underlying work scope pursuant the terms of the Project Description Document as provided in the applicable Task Order; (2) direct Boeing to comply with the then-current Annual Project Plan; or (3) coordinate with Boeing to implement another resolution satisfactory to Owner;

however, in no event shall Owner reduce, modify, delay, or delete any underlying work scope that is required for Boeing to achieve Boeing’s proposed plan for implementing O&M efficiency improvements in the Annual Project Plan as provided in Article 1.4.2.2.1 above. The Parties’ agreement on one or more of such monthly variances shall not be deemed an amendment to or modification of the applicable Annual O&M Price Cap established in accordance with Article 1.4.2.4. No variance from the Annual Project Plan, whether or not mutually agreed by the Parties, shall be deemed to modify or supersede the Annual Project Plan established in accordance with Article 1.4.2.2.1, except as otherwise mutually agreed upon by the Parties. For the avoidance of doubt, Owner’s approval of one or more monthly variances, whether higher or lower than the same month in Annual Project Plan, shall not: (x) require that Owner approve any subsequent monthly variance(s) for the purpose of offsetting an earlier approved monthly variance (i.e., a subsequent higher variance that offsets an earlier lower variance or vice versa); or (y) unilaterally permit Boeing to reduce Boeing’s forecasted hours and / or total T&M expense for any future month included in the Annual Project Plan.

1.4.2.3 Owner’s Rights and Limitations of O&M Scope Modifications. Notwithstanding the terms of Article 1.4.2.1.2 and in accordance with Article 1.4.1.3, Owner shall have the right to unilaterally issue O&M Scope Modifications. Owner shall not have the right to reduce scope with the intent of performing the work using Owner’s employees or contracting such reduced scope with any third party supplier, except where the Parties agree that Boeing is unable to perform the scope of work to be reduced.

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1.4.2.3.1 Effect of O&M Scope Modifications on Re-Orbit. Owner agrees that in the modification of the scope of any individual Task Order, Owner shall not knowingly issue any O&M Scope Modification which will prevent Boeing from successfully performing Re-Orbit as defined in the Annex 4 Re-Orbit Statement of Work. In the event Boeing determines in good faith that an Owner-directed modification in scope will prevent Boeing from successfully performing Re-Orbit, then Boeing shall provide a written technical justification for Boeing’s concerns. In no event shall such technical justification be based upon the non-availability of qualified staffing resources or technical expertise where such qualified staffing resources or technical expertise is otherwise currently deployed by Boeing to work on any related ICS and/or NEXT efforts. Owner shall evaluate whether such Owner-directed modification in scope shall prevent Boeing from successfully performing Re-Orbit, and in the event that Owner agrees with Boeing’s justification, then Owner shall withdraw the requested modification in scope.

1.4.2.3.2 Disagreements on Effect of O&M Scope Modifications on Re-Orbit. If the Parties disagree as to whether such Owner-directed modification in scope shall prevent Boeing from successfully performing Re-Orbit, then the Parties shall jointly designate a qualified, internationally recognized independent third-party consultant experienced in on-orbit spacecraft operations (the “Independent Consultant”). If the Parties are unable to agree upon the designation of the Independent Consultant within [***…***] following delivery of written notification by one Party to the other Party that the designation of the Independent Consultant is required, each Party shall within [***…***] thereafter designate a consultant having the same qualifications as the Independent Consultant and the two consultants so designated shall, within [***…***] thereafter, designate a qualified, internationally recognized independent third-party consultant experienced in on-orbit spacecraft operations who shall serve as the Independent Consultant hereunder. If the two consultants designated by the Parties are unable to agree upon the designation of an Independent Consultant within such time, the Parties shall, acting in good faith, repeat the foregoing process (i.e., each will appoint another consultant) until the consultants appointed by the Parties shall agree upon the designation of an Independent Consultant. Each Party shall bear the costs and expenses of the consultant(s) designated by such Party (if any) and fifty percent (50%) of the costs and expenses associated with the Independent Consultant. Such Independent Consultant’s assessment, to include detailed justification and analysis methodology, but excluding determination of monetary amounts associated with the modification in scope being assessed, shall be binding upon the Parties. The Independent Consultant will be directed to provide a response expeditiously, and in no event more than one month after submission; the Parties will reasonably cooperate to achieve this goal. Should the Independent Consultant rule in favor of Boeing (that the proposed Owner-directed modification in scope shall prevent Boeing from successfully performing Re-Orbit), then Owner shall retract the Owner-directed modification in scope. Should the Independent Consultant rule in favor of Owner (that the proposed Owner-directed modification in scope shall not prevent Boeing from successfully performing Re-Orbit) or if the Independent Consultant is unable to rule in favor of the Owner or Boeing, then Boeing shall either: (i) accept and implement the Owner-directed modification of

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scope, including a commensurate modification to the applicable Annual O&M Price Cap(s); or (ii) decline to accept and implement the Owner-directed modification of scope, but still accept a commensurate modification to the applicable Annual O&M Price Cap(s). Any dispute regarding: (a) either Party’s failure to appoint an Independent Consultant when required in accordance with this provision; or (b) the value of the commensurate modification to the applicable Annual O&M Price Cap(s) associated with any Owner-directed modification in scope shall be resolved in accordance with Article 16 (Dispute Resolution) of this Contract.

1.4.2.4 Annual O&M Price Cap. Beginning with the Effective Date and continuing through the ICS Useful Life, the Parties will establish a maximum annual price for Task-Ordered O&M Services (the “Annual O&M Price Cap”) in accordance with the terms of Article 1.4.2.2, including Articles 1.4.2.2.1 and 1.4.2.2.2, and Annex 5. The Parties will establish such Annual O&M Price Cap prior to January 31st of the annual period to which it applies, and such Annual O&M Price Cap will be deemed effective no event later than January 1 of such applicable annual period. The Parties acknowledge and agree that the Annual O&M Price Cap for the remainder of calendar year 2010 from and after the Effective Date shall be [***…***] U.S. Dollars ($[***…***] USD).

1.4.2.4.1 Time & Materials Capped Price Basis. Boeing agrees to complete all Task-Ordered O&M Services for the then-current annual period on a T&M CP basis. As used in this Contract, “T&M CP” or “Time & Materials Capped Price” shall mean the performance of Task-Ordered O&M Services on a Time & Materials basis up to the then-current Annual O&M Price Cap, where Boeing bears all expenses in excess of the Annual O&M Price Cap necessary to complete such Task-Ordered O&M Services in the event expenses in the aggregate exceed the Annual O&M Price Cap, all as further set forth in Article 1.4.2.4, including this Article 1.4.2.4.1 and Article 1.4.2.4.2. Completion of all Task Ordered O&M Services shall mean delivery of all such Services, including but not limited to all Deliverables, specified in each Task Order for the current annual period and compliance with all acceptance criteria specified in each Task Order for the current annual period, all subject to the established Annual O&M Price Cap. If Boeing fails to deliver all such Services and/or fails to comply with all acceptance criteria for such Services within the Annual O&M Price Cap, then Boeing shall complete any remaining requirements of such Task-Ordered O&M Services at Boeing’s own expense and without any increase in the Annual O&M Price Cap and without any additional cost to Owner. For the avoidance of doubt, while Boeing’s incurred expenses for individual Task Orders may be less than or greater than the non-binding Task Order Target Prices for such Task Orders, Boeing agrees to complete the totality of Task-Ordered O&M Services within each annual period for an amount no greater than the then-current Annual O&M Price Cap.

1.4.2.4.2 Revision of Delivery Dates Due to Extraordinary Events. Notwithstanding the terms of Article 1.4.2.4.1, if at any time during the performance of the Task-Ordered O&M Services, an extraordinary event occurs or an issue arises relating to the ICS which is of sufficient magnitude that Owner elects, at Owner’s sole discretion, to implement a re-prioritization of the efforts to be undertaken by Boeing, then Owner shall, with Boeing’s

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assistance, reprioritize requirements across the totality of then-current Task-Ordered O&M Services, and the Parties shall mutually agree to defer delivery of certain agreed upon Deliverables to a later date within the current annual period or to a date no later than January 31 of the next annual period or to such other due date as mutually agreed by the Parties, with such agreement not to be unreasonably withheld by either Party (“Revised Delivery Date”). Such Revised Delivery Date(s) shall not result in a change to: (i) the then-current Task Order Target Price(s); (ii) the then-current Annual O&M Price Cap; or (iii) any succeeding year’s Annual O&M Price Cap. However, the applicable Task Order(s) shall be amended to reflect such Revised Delivery Date(s) and/or other non-price changes resulting from the re-prioritization. By way of example only, events or issues that may justify the reprioritization of Deliverables by Owner would include: [***…***].

1.4.3 Task-Ordered Non-O&M Engineering Services. From time to time, Owner may elect to direct Boeing, pursuant to a Task Order, to perform certain engineering activities which are outside the scope of the Task-Ordered O&M Services, but which pertain to the ICS (“Task-Ordered Non-O&M Engineering Services”). Such Task Orders will be issued on a T&M basis as set forth in Annex 5 hereof. If mutually agreed by the Parties, Task Orders for Task-Ordered Non-O&M Engineering Services may also be issued on a firm fixed price basis, with necessary firm fixed price provisions included in the Task Order as required. Owner may terminate a Task Order issued pursuant to the Task-Ordered Non-O&M Engineering Services at any time and at Owner’s sole discretion, subject to [***…***] advance written notice being provided to Boeing. In the event that Owner elects to terminate a Task Order issued pursuant to the Task-Ordered Non-O&M Engineering Services, then Boeing shall be paid the applicable T&M expenses incurred under such Task Order (or actual costs incurred, plus profit thereon, in the event the Task Order was issued on a firm fixed price basis) through the date such termination is effective, not to exceed the Task Order Target Price for such Task Order.

1.4.4 Re-Orbit. Boeing shall perform the engineering, technical and operations Services described in the Statement of Work for Iridium System Re-Orbit, included as Annex 4 hereto, on a firm fixed price basis as provided in Annex 5, Paragraph 6.0 hereof, in support of the ICS, when required pursuant to Articles 9.4, 9.5 and/or 9.6 hereof.

1.4.5 Key Personnel. The successful performance of the Task-Ordered O&M Services and Task-Ordered Non-O&M Engineering Services is dependent upon the skills, experience and retention of the Boeing personnel assigned to these efforts and all Boeing personnel assigned for direct charge to such Services are hereby designated as “Key Personnel.”

1.4.5.1 Listing of Key Personnel. Boeing shall provide a list of Key Personnel to Owner as part of each Task Order for Task-Ordered O&M Services or Task-Ordered Non-O&M Engineering Services. This listing of Key Personnel shall specify the applicable Boeing Labor Category of each Key Personnel as defined in Annex 5, be maintained current by Boeing, and be provided to Owner from time to time on a schedule as agreed upon by the Parties and, in any event, when Key Personnel are changed.

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1.4.5.2 Assignment or Reassignment of Key Personnel. Boeing shall not assign or reassign Key Personnel without the prior notification of Owner. When Boeing desires to assign new Key Personnel, Boeing shall provide reasonable notice to Owner of the proposed assignment and provide justification that such new personnel offer generally equivalent and suitable capabilities compared to Key Personnel previously approved under the Contract. For the purposes of this Article, Boeing personnel shall include personnel subcontracted by Boeing to perform direct labor under this Contract.

1.4.5.3 Qualifications of Key Personnel. Boeing shall ensure that its personnel (including subcontractor personnel) are fully qualified and possess all the skills necessary to perform the Task-Ordered O&M Services and Task-Ordered Non-O&M Engineering Services, as the case may be. If Owner in good faith determines that the continued assignment of any Key Personnel is not in Owner’s best interest, then Owner shall provide Boeing written notice to that effect requesting that such personnel be replaced. Promptly after receipt of such request, Boeing shall investigate the matters stated in the request and discuss its findings with Owner. If Owner continues to request replacement of the personnel, Boeing shall so replace such personnel with an individual satisfactory to Owner consistent with applicable law and Boeing’s policies and procedures.

1.5 Hybrid Operations Mode; ICS to Iridium NEXT System Transition. This Contract provides for the operations and maintenance of the ICS, which Owner intends to replace with the Iridium NEXT System. In order to support the effective transition from the operations and maintenance of the ICS to the operations and maintenance of the Iridium NEXT System, and by no later than [***…***], the Parties agree to evaluate a hybrid ICS/NEXT operations mode, including any necessary modifications to the terms of this Contract, subject to the mutual agreement of the Parties. The Parties are mutually committed to implementing the most cost-effective approach for managing the operations and maintenance of the ICS while the network evolves to the operations and maintenance of the Iridium NEXT System.

1.6 Termination of Iridium NEXT Program. Provided that this Contract otherwise continues in full force and effect and has not otherwise been terminated, Owner and Boeing agree that, if at any time prior to the end of the ICS Useful Life, Owner and/or its Affiliates elect to permanently terminate the Iridium NEXT System, Owner and Boeing will amend and restate this Contract to reinstate, on a going-forward basis only, for the ICS, the firm fixed price contract basis that existed immediately prior to the Effective Date of this Contract, including the principal economic terms thereof (namely, the price for Steady State O&M Services for the then-current period and all future periods thereafter that would have applied at the time of such amendment and restatement under the provisions of Annex 5 of this Contract as in effect immediately prior to the Effective Date of this Contract). Notwithstanding the immediately preceding sentence, Owner and Boeing agree that such economic terms shall be equitably adjusted to reflect any change in the scope of work under this Contract (including any increase, decrease or modification of the scope of Task-Ordered O&M Services contemplated by this Contract) that may have occurred on or after the Effective Date of this Contract. For the avoidance of doubt, such amendment and

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restatement shall not include adjustment to any of the terms, conditions, prices or requirements of this Contract in effect from the Effective Date of this Contract through the date that Owner and/or its Affiliates will have elected to permanently terminate the Iridium NEXT System as contemplated above, but only if prior to the end of the ICS Useful Life.

1.7 ICS and Iridium NEXT System Life Cycle [***. . .***]. The Parties will use reasonable efforts to [***. . .***].

Article 2.	Price, Taxes, and Payment

2.1 Price. Prices for the Services to be provided under this Contract are as set forth in Annex 5 hereof.

2.2 Taxes.

2.2.1 Definition. “Taxes” are defined as all taxes, fees, charges, or duties, and any interest, penalties, fines, or other additions to tax, including, but not limited to sales, use, value added, gross receipts, stamp, excise, transfer, and similar taxes imposed by any domestic or foreign taxing authority, arising out of or in connection with the performance of this Contract or the sale, delivery, transfer, or storage of any Services, Owner-furnished equipment, or other things furnished under this Contract. [***. . .***] will be responsible for and pay all Taxes, [***. . .***]. Owner is responsible for filing all tax returns, reports, declarations and payment of any taxes related to or imposed on Owner’s furnished equipment.

2.2.2 Reimbursement of Boeing. Owner will promptly reimburse Boeing on demand, net of additional taxes thereon, for any Taxes (other than income Taxes) that are imposed on and paid by Boeing or that Boeing is responsible for collecting.

2.3 Payment Provisions. Payment provisions for the Services to be provided under this Contract are as set forth in Annex 5 hereof.

Article 3.	Owner-Furnished Facilities, Equipment, Information, and Third-Party Maintenance and Technical Support Agreements

3.1 Owner shall make available to Boeing all facilities and equipment necessary to enable Boeing to accomplish the Annex 3 and Annex 4 Statements of Work or any Task Order issued pursuant to this Contract and otherwise available to Owner, so that Boeing may perform the Services required under this Contract. Notwithstanding the preceding sentence, Owner shall not be obligated to provide facilities and equipment which cannot be purchased within Owner’s commercially reasonable annual capital expenditures plan and which Owner does not deem essential for Boeing’s performance of the Task-Ordered O&M Services. Owner shall have access to all facilities at all times, including but not limited to lab access for verification of changes to the ICS and of Boeing’s Services hereunder. Boeing has no obligation under this Contract to provide any facilities or equipment.

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3.2 Title and risk of loss or damage to Owner-furnished facilities, equipment and information shall remain with Owner and shall not pass to Boeing (but without limiting Boeing’s indemnification obligation in Article 8.4), and the furnished items shall not be used other than for the purposes of the Contract without the prior written approval of Owner.

3.3 In the event that any Owner-furnished equipment is found to be deficient, damaged or unserviceable when delivered or otherwise made available to Boeing, or becomes lost or unserviceable due to reasons other than willful misconduct or gross negligence on the part of Boeing, or becomes deficient, damaged or unserviceable during normal and proper use while in the physical custody of Boeing, and such deficiency, damage or unserviceability is reported in writing to Owner as soon as practicable after the deficiency, damage, or unserviceability has been discovered by Boeing, then Owner shall arrange for repair, replacement or modifications as appropriate at no cost to Boeing. Owner shall arrange for repair, replacement or modification at its discretion after such consultation with Boeing as is required to minimize any adverse effects on the performance of the Contract.

3.4 Owner shall make available to Boeing the Intellectual Property, data, and other information owned or otherwise available to Owner and necessary to enable Boeing to accomplish the Annex 3 and Annex 4 Statements of Work or any Task Order issued pursuant to this Contract in a usable format. Boeing will use the Intellectual Property so made available only for the purpose of performing under the Contract and in compliance with any nondisclosure or other restrictions to which the use of such Intellectual Property is subject of which Boeing has notice. Boeing has no obligation under this Contract to provide any additional Intellectual Property, data or other information.

3.5 Owner agrees to make available, at Owner’s expense, third-party software and hardware maintenance agreements to support Boeing’s performance of the Annex 3 and Annex 4 Statements of Work or any Task Order issued pursuant to this Contract.

3.6 Except when caused by: (i) a Boeing equipment and/or facility request which is in excess of Owner’s commercially reasonable capital funds and Owner’s determination that Boeing-specified facilities and equipment are not essential for Boeing’s performance of the Task-Ordered O&M Services as provided in Article 3.1 above; or (ii) Boeing’s willful misconduct or gross negligence as provided in Article 3.3 above; failure of Owner to provide the items specified in Articles 3.1, 3.3, 3.4, and 3.5 above within the timeframe requested or suitable for its intended purpose or in the event that any of the items so specified are insufficient in the reasonable judgment of Boeing to allow it to perform the Services otherwise provided for under this Contract or a Task Order, the costs of such items will constitute a change to this Contract or the applicable Task Order for which Boeing shall be entitled to an equitable adjustment to any affected terms of this Contract or the applicable Task Order including but not limited to price or schedule.

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Article 4.	Changes

Changes, which can be proposed by either Party to this Contract, may be made only by mutual agreement of both Parties hereto. Such changes shall be evidenced by a written agreement executed by authorized representatives of both Parties. No change shall be binding on either Party unless and until such written agreement is fully executed by both Parties. In the event a change is required, Boeing will submit a change proposal that will be negotiated and the results will be incorporated into this Contract. No amendment or waiver of any provision of this Contract of which Motorola is a third-party beneficiary shall be effective without the written consent of Motorola. Motorola is a third-party beneficiary of this Article 4 (Changes).

Article 5.	Acceptance, Inspections and Quality Control

5.1 Acceptance. Acceptance of Services, including but not limited to acceptance of Deliverables, provided pursuant to a Task Order issued under this Contract shall occur following Owner’s timely receipt of individual Services specified in such Task Order, including any Revised Delivery Date, and upon Owner’s verification that such Services are in conformance with the requirements of the Task Order. Acceptance shall be deemed to have occurred if Owner has not otherwise notified Boeing in writing of any deficiencies in the Service(s) within [***…***] following Owner’s receipt of a Deliverable or the performance of a Service under such Task Order.

Notwithstanding the above, if Boeing: (i) fails to make timely delivery of any Services within [***…***] following the due date, including any Revised Delivery Date(s); or (ii) fails to meet the acceptance criteria for any Services under a Task Order for a period of [***…***] after having been notified by Owner of such failure; then Owner shall have the right to amend the applicable Task Order to remove the sub-task associated with such Services for the remainder of the then-current annual period and for all future annual periods. Such deletion of a sub-task shall be deemed to constitute a reduction in scope of the applicable Task Order and [***…***], and the terms of such Task Order, including the Task Order Target Price, if applicable, and of the Annual O&M Price Cap shall be adjusted in accordance with Article 1.4.1.2 of this Contract. However, nothing in the preceding two sentences shall relieve Boeing of its obligations under this Article to complete the delivery of Services or comply with the acceptance criteria applicable to Services in accordance with the acceptance requirements stated in this Article 5.1.

Owner shall further have the right to arrange for such deleted sub-task to be performed in any other manner as determined by Owner, and Boeing agrees to pay to Owner all reasonable costs to have such deleted sub-task completed by another responsible contractor, to the extent such costs exceed the total amount which Owner would have had to pay Boeing for the deleted sub-task, as allocated in the annual program plan specified in Article 1.4.2.2.1, had Boeing completed the Services as required; provided, however, that Owner enters into a contract with a responsible contractor within [***…***] after Owner’s issuance of an amendment to the

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applicable Task Order to remove the sub-task associated with such Services that provides for such responsible contractor to complete the deleted sub-task.

5.2 Inspection. Subject to Article 17 (Export Control), Owner’s representatives may inspect Boeing’s Services, including but not limited to inspection of Deliverables, at any reasonable time, provided such inspection does not interfere with Boeing’s performance of its obligations under this Contract.

5.3 Quality Control. Boeing shall maintain quality control consistent with industry standards and in accordance with the performance criteria set forth in the applicable Services, including but not limited to Deliverables, as specified in Article 1.4 of this Contract or any Task Order issued pursuant to this Contract.

Article 6.	Delivery

Boeing shall deliver Services, including but not limited to delivery of Deliverables, necessary to perform the requirements as specified in Article 1.4 of this Contract on a timely basis within the period of time set forth in Article 1.3.

Article 7.	Excusable Delay

7.1 General. Boeing and its subcontractors will not be liable for any delay in the scheduled delivery of Services, including but not limited to delivery of Deliverables, or other performance under the Contract caused by: (i) acts of God; (ii) war or armed hostilities or terrorist attack; (iii) government acts, or failure of government to act, or priorities; (iv) fires, floods, or earthquakes; (v) strikes or labor troubles causing cessation, slowdown, or interruption of work; (vi) inability, after due and timely diligence and commercially reasonable efforts, to procure materials, systems, accessories, equipment or parts; or (vii) any other cause to the extent such cause is beyond Boeing’s and its subcontractors’ reasonable control and not occasioned by Boeing’s or its subcontractors’ fault or negligence (collectively, “Excusable Delay”).

7.2 Notice of Delay. Boeing will give written notice to Owner: (i) of any delay as soon as Boeing concludes that its Services will be delayed beyond the scheduled performance due to an Excusable Delay; and, when known, (ii) of a revised performance date based on Boeing’s appraisal of the facts.

7.3 Adjustment to Price. In the event of any such Excusable Delay, the performance schedule for the delayed Services shall be extended by mutual agreement of the Parties and the price(s) for the delayed Services shall be adjusted by mutual agreement of the Parties to account for any additional costs incurred by Boeing as a result of such Excusable Delay. Boeing shall exert its commercially reasonable efforts to mitigate such additional costs to the extent reasonable.

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7.4 Performance Impact. In the event of any such Excusable Delay, Boeing shall be relieved of its obligations to meet the performance criteria set forth in the Annex 3 and Annex 4 Statements of Work or any Task Order issued pursuant to this Contract during, and only during, the period of Excusable Delay.

7.5 Exceptions. Notwithstanding anything contained to the contrary in this Article 7 (Excusable Delay), there shall be no Excusable Delay by Boeing for operating and maintaining the Constellation and System Control Segment, as defined in Article 1.4.2, except for the acts or events described in Article 7.1, subparagraphs (i), (ii), (iii), and (iv).

Article 8.	Indemnification/Insurance

8.1 Insurance Provided by Boeing.

(a) Boeing shall procure and maintain during the performance of this Contract, at its sole cost and expense, Worker’s Compensation Insurance covering all employees of Boeing performing any work hereunder in statutory amounts; provided, however, that Boeing may maintain a self-insurance program in lieu of Worker’s Compensation Insurance if authorized and qualified to do so pursuant to statutory authority. If Worker’s Compensation Insurance is procured, Boeing shall cause its insurers to waive all right of subrogation or recourse against Owner to the extent permitted by law, or to the maximum extent such waiver is available in the Worker’s Compensation Insurance commercial insurance market for the class of insurance procured, provided that, in case such waiver is unavailable consistent with prevailing insurance practices at the time, the obligation of Boeing to obtain such waiver shall no longer apply.

(b) Throughout the period of performance of this Contract, Boeing shall carry and maintain Commercial General Liability insurance with available limits of not less than [***…***] Dollars ($[***…***]) per occurrence for bodily injury, including death, and property damage combined. Such insurance shall contain coverage for all premises and operations, broad form property damage and contractual liability.

(c) If licensed vehicles will be used by Boeing’s employees in the performance of this Contract, Boeing shall carry and maintain Automobile Liability insurance covering all vehicles whether owned, hired, rented, borrowed or otherwise, with available limits of liability of not less than [***…***] Dollars ($[***…***]) per occurrence combined single limit for bodily injury and property damage.

(d) Boeing shall provide Owner with a Certificate of Insurance evidencing the insurance required above upon request.

8.2 Indemnification of Boeing by Owner

8.2.1 Owner shall indemnify, defend, and hold harmless Boeing, which is defined for the purposes of this Article 8.2.1 to include its divisions, subsidiaries, Affiliates,

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subcontractors, the assignees of each, and their respective directors, officers and employees, from and against any and all Claims in excess of the insurance required under Article 8.3, or in the event the insurance does not respond, is not collectible, or is not recoverable for any reason (other than the default of Boeing), for: (a) injury to or death of any person, and for loss of or damage to any property of any kind of a third party; or (b) [***…***], both (a) and (b) to the extent resulting from or in any way relating to the performance of Boeing under this Contract, including, but not limited to, development, operation, maintenance, use, re-orbit or de-orbit of the ICS Space Segment or any individual ICS spacecraft, whether or not such injury, death, loss, damage or Claim is due to the negligence of Boeing, together with all costs and expenses (including attorneys’ fees incident thereto or incident to successfully establishing the right to indemnity), but excluding injury, death, loss, damage or Claim caused by the gross negligence or willful misconduct of Boeing and excluding injury to or death of any person or loss of or damage to any property of any kind of a third party that occurs in the SNOC or TSC to the extent such injury, death, loss or damage arises out of the negligence, gross negligence or willful misconduct of Boeing. Owner’s obligations under this indemnity will survive the expiration, termination or completion or cancellation of this Contract with respect to any Claims arising before such time.

8.2.2 As between the Parties, [***…***] shall retain all risk of loss, and loss of use, of the Iridium Communications System or any individual ICS spacecraft, except in the event of [***…***]. Boeing assumes the risk of loss for any direct damage to or loss of property of Owner or its Affiliates other than [***…***] to the extent arising out of Boeing’s gross negligence or willful misconduct. If Owner insures against loss of or damage to the ICS or any individual ICS spacecraft, Owner shall cause the insurers to waive all rights of subrogation against Boeing to the maximum extent such waiver is available in the commercial insurance market for the class of insurance procured. If such a waiver, consistent with prevailing insurance practices at the time, is available only at an additional premium which is specifically attributable to obtaining a waiver of all rights of subrogation against Boeing, then Boeing, at its option, may either pay the additional premium, at no cost to Owner, or waive and release Owner from its obligation to obtain waiver of all rights of subrogation. If a waiver is not available at all, then the requirement will no longer apply, and the parties shall negotiate in good faith a mutually acceptable alternative, provided that during negotiations each party shall continue to perform its respective obligations under this Contract. If the parties are unable to negotiate a mutually acceptable alternative, Boeing agrees to transition the Task-Ordered O&M Services and Task-Ordered Non-O&M Engineering Services under this Contract to Owner, including support of the transfer of personnel, consistent with applicable law, and sale of assets, equipment, and software, if any, owned by Boeing, at book value.

8.3 Insurance Provided by Owner. Owner shall procure and maintain during performance of this Contract, at its sole cost and expense, insurance which specifically includes: (a) the satellite third party in orbit liability insurance policy (the “In-Orbit Insurance Policy”) in the form attached hereto in Annex 1 or in such other form as is reasonably satisfactory to Boeing and (b) comprehensive general liability insurance (“General Liability Insurance Policy”). The In-Orbit Insurance Policy and the General Liability Insurance Policy shall name Boeing, its

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contractors and subcontractors as additional insureds and Owner shall provide Boeing with certificates of insurance annually showing that Boeing is named as an “additional insured” under such policies. Owner shall furnish Boeing with a waiver of its insurance carrier’s rights of subrogation, to the maximum extent such waiver is available in the commercial insurance market for the class of insurance procured, provided that, in case such waiver is unavailable consistent with prevailing insurance practices at the time, the obligation of Owner to obtain such waiver shall no longer apply. In the case of the In-Orbit Insurance Policy, in the event of such unavailability, Owner shall promptly notify the U.S. Government of such fact in accordance with the terms and conditions set forth in the U.S. Government Indemnification Contract. In the event any person other than Boeing is named as an additional insured under the foregoing insurance policies (other than any person providing financing to Owner or any of its Affiliates) and such person receives from the applicable insurer a waiver of such insurer’s right of subrogation against such person, then Owner shall use its best efforts to ensure that Boeing also will receive a waiver of such insurer’s right of subrogation thereunder. With respect to the insurance obligations under this Article, such insurance shall also provide that the insurers shall give [***…***] notice to Boeing prior to the effective date of cancellation or termination of such insurance. Owner shall provide Boeing with a binder letter and form of policy from its insurance agent no later than [***…***] before effective date of cancellation. The binder letter shall be included as Annex 13 to this Contract. Boeing shall be responsible and liable to Owner for any increase in premium for the In-Orbit Insurance Policy and General Liability Insurance Policy resulting from Boeing’s deviation from the Annex 3 and Annex 4 Statements of Work or any Task Order issued pursuant to this Contract without the prior written consent of Owner.

8.4 Indemnification of Owner by Boeing. Boeing shall indemnify, defend and hold harmless Owner, which is defined for the purposes of this Article 8.4 to include its divisions, subsidiaries, Affiliates, subcontractors, assignees of each, and their respective directors, officers, employees and agents, from and against any and all Claims for injury to or death of any person or loss of or damage to any property of any kind of a third party [***…***], together with all costs and expenses (including attorneys’ fees incident thereto or incident to successfully establishing the right to indemnity), to the extent such injury, death, loss or damage arises out of the gross negligence or willful misconduct of Boeing and, in the case of injury to or death of any person or loss of or damage to any property of any kind of a third party that occurs [***…***], to the extent such injury, death, loss or damage arises out of the negligence, gross negligence or willful misconduct of Boeing; provided, however, that in no event shall Boeing be obligated to indemnify, defend or hold harmless Owner for or from any and all Claims for injury to or death of any person or loss of or damage to any property of any kind of a third party that occurs [***…***]. Boeing’s obligations under this indemnity will survive the expiration, termination, completion or cancellation of this Contract with respect to any Claim arising before such time.

8.5 Insurance Presentations. Boeing shall, at no cost or expense to Owner, support any and all insurance presentations and technical reviews and claims made as requested by Owner or any of its insurance underwriters for any property or liability insurance Owner may procure with respect to this Contract or ICS.

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Article 9.	Re-Orbit Rights and Obligations

9.1 Financial Terms. To enable Boeing to perform the Annex 4 Statement of Work for Iridium System Re-Orbit, if required, Owner shall undertake the following:

9.1.1 Upon the occurrence of a qualifying event specified in Article 9.4, 9.5 and/or 9.6 that initiates Boeing’s commencement of Re-Orbit of the Constellation, Owner shall pay to Boeing [***…***] U.S. Dollars and [***…***] Cents ($16,433,712.55) for Boeing Services for Re-Orbiting of the Constellation in accordance with the Statement of Work for Iridium System Re-Orbit included as Annex 4 to this Contract. This amount covers preparation and execution of the de-orbit activity. This amount shall escalate annually effective January 1 of each year. Annual escalation shall be in accordance with Annex 5.

9.1.2 Owner shall provide the In-Orbit Insurance Policy, Section B Coverage as set forth in Owner’s insurance agent’s binder letter described in Article 8.3 to this Contract.

9.1.3 Owner’s insurance agent shall provide a letter to Boeing stating that Schedule A of the In-orbit Insurance Policy (covers in-orbit risks) does not have to be in effect during de-orbit of the constellation that is covered by Schedule B, the de-orbit rider. Schedule B will cover in-orbit risk and de-orbit risk concurrently. The letter shall be included as Annex 14, “Insurance Agent Letter,” to this Contract.

9.2 Reserved.

9.3 Reserved.

9.4 Boeing’s Rights with Respect to Re-Orbit. The occurrence of any one of the following events shall provide to Boeing the unilateral right to commence Re-Orbit of the Constellation. None of the provisions of this Article 9.4 are subject to dispute under Article 16 (Dispute Resolution) of this Contract or Article 7 (Excusable Delay) of this Contract.

9.4.1 Owner’s failure to make contract payments to Boeing in the amounts and on the dates set forth in this Contract after [***…***] written notice from Boeing;

9.4.2 The commencement of (x) a voluntary bankruptcy proceeding or (y) an involuntary bankruptcy proceeding that is not dismissed within 20 days of its filing, in each case against Owner or Iridium Satellite LLC;

9.4.3 Reserved;

9.4.4 The failure for any reason by Owner to maintain continuous uninterrupted coverage under the In-Orbit Insurance Policy and/or to maintain the availability of policy coverage for Re-Orbiting the Constellation in accordance with the Statement of Work for Iridium System Re-Orbit included as Annex 4 to this Contract;

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9.4.5 Reserved;

9.4.6 If Owner is in Default in accordance with Article 13 (Default by Owner) of this Contract;

9.4.7 Should new or modified U.S. or international regulation requirements threaten to increase the risk of Constellation operation and/or the Re-Orbit process or the cost of operation and/or Re-Orbit. However, Boeing may waive Re-Orbit rights as to increased cost or risk if Owner agrees to execute an acceptable equitable adjustment. Boeing shall provide Owner written notice of its intent to exercise its right under this Article 9.4.7 at least thirty (30) calendar days prior to commencing any Re-Orbit activity.

9.4.8 It is understood by the Parties that, upon the occurrence of any one of the above events, Boeing will promptly begin Re-Orbiting the Constellation in accordance with the Statement of Work for Iridium System Re-Orbit included as Annex 4 to this Contract with the end result being the decommissioning of the entire Constellation.

9.5 U.S. Government’s Rights with Respect to Re-Orbit. Upon the occurrence of any event requiring Re-Orbit of the Constellation identified in the U.S. Government Indemnification Contract (which is incorporated herein by reference), Boeing shall have the unilateral right to commence Re-Orbit of the Constellation. None of the provisions of this Article 9.5 are subject to dispute under Article 16 (Dispute Resolution) of this Contract or to Article 7 (Excusable Delay) of this Contract.

9.6 Motorola’s Rights with Respect to Re-Orbit. Upon the occurrence of any of the following events, Owner agrees to cause Boeing and Boeing shall promptly perform the tasks and activities set forth in Annex 4 hereto (as updated from time to time) to commence Re-Orbit of the Constellation. None of the provisions of this Article 9.6 are subject to dispute under Article 16 (Dispute Resolution) of this Contract or to Article 7 (Excusable Delay) of this Contract.

9.6.1 Owner’s failure to make the payment required by Section 4.A (2) (b) of the Motorola Agreement;

9.6.2 the commencement of (x) a voluntary bankruptcy proceeding or (y) an involuntary bankruptcy proceeding that is not dismissed within 20 days of its filing, in each case against Owner or Iridium Satellite LLC;

9.6.3 a material breach by Iridium Satellite LLC under the Motorola Agreement which has not been cured within 20 days of such breach;

9.6.4 a material breach by Boeing under this Contract or the Motorola Side Letter which has not been cured within 20 days of such breach;

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9.6.5 an order from the U.S. government ordering Owner or Iridium Satellite LLC to direct Boeing to commence Re-Orbiting;

9.6.6 upon written notice from Motorola that it has concluded that there are reasonable grounds to believe that an imminent change in law or regulation is reasonably likely to result in material claims, damages, obligations, costs, liabilities, penalties or expenses to Motorola in connection with or arising from the operation, maintenance, Re-Orbiting and De-orbiting of the ICS, including any terrestrial-based portion of the ICS; provided, however, that there are reasonable grounds to believe that the prompt Re-Orbit and De-orbit of the ICS will mitigate such claims, damages, obligations, costs, liabilities, penalties or expenses; and

9.6.7 upon written notice from Motorola that (i) it is unable to obtain on commercially reasonable terms aviation product liability insurance sufficient to protect it from potential claims, damages, obligations, costs, liabilities, penalties or expenses in connection with the ICS, and (ii) the U.S. Government, pursuant to the U.S. Government Indemnification Contract, has not agreed to cover the amount that would otherwise have been paid by the Aviation Policy (as described in the Motorola Agreement), despite Motorola’s good faith efforts to comply with Paragraph (c)(2) of the U.S. Government Indemnification Contract.

9.6.8 Motorola is a third-party beneficiary of this Article 9.6.

9.7 Re-Orbit Plan. The value specified in Article 9.1.1 of this Contract is predicated upon Boeing utilizing the U.S. Government coordinated Re-Orbit Plan, as it existed on August 6, 2003, as heretofore amended or any successor plan thereto accepted and approved by the U.S. Federal Communications Commission and compliant with the requirements of the U. S. Government Indemnification Contract. Any changes to this plan by Owner or U.S. Government agency will entitle Boeing or Owner to an equitable adjustment in the affected terms of this Contract including but not limited to price and schedule and insurance costs.

9.8 Relief from Stay, etc. Notwithstanding any other provision of this Contract, Owner acknowledges and agrees, as a freely negotiated, essential condition to and an inducement for Boeing’s entry into this Contract, that (a) if Owner becomes a debtor in a case under the U.S. Bankruptcy Code or other bankruptcy or insolvency law, and fails to pay on a current basis, in cash, any amounts payable to Boeing under this Contract or any related agreements, Boeing shall be entitled to obtain (i) immediate relief from the automatic stay or other stay to exercise the De-orbiting Rights (as defined in the Bankruptcy Court Order attached as Annex 8 to this Contract) in addition to its de-orbiting rights under Article 9.4 of this Contract, and (ii) an immediate determination by Owner whether to assume or reject this Contract; and (b) this provision shall be deemed conclusive evidence of the negotiated ongoing intention of the Parties, and is intended to remain the primary element in determining whether cause exists for granting such relief to Boeing.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

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Article 10.	Assignment

10.1 Assignment. This Contract is for the benefit of the Parties and their respective successors and assigns. No rights or duties of either Party may be assigned or delegated without the prior written consent of the other Party, except:

10.1.1 Notwithstanding the foregoing, Owner may, assign or transfer this Contract or all its rights, duties, or obligations hereunder with written notice to Boeing, but without requiring Boeing’s approval: (i) to an Affiliate of Owner that has equivalent or greater financial resources as Owner; (ii) to any entity which, by way of merger, consolidation, or any similar transaction involving the acquisition of substantially all the stock, equity or the entire business assets of Owner succeeds to the interests of Owner; provided in either case the assignee, transferee, or successor to Owner has expressly assumed all the obligations of Owner and all terms and conditions applicable to Owner under this Contract and has equivalent or greater financial resources as Owner; (iii) to any designee or customer of Owner or any Affiliate thereof provided that Owner remains primarily liable to Boeing for any payment obligation hereunder; or (iv) to any Affiliate of Owner not meeting the requirements of items (i) or (iii), provided that Owner provides to Boeing an Affiliate guarantee addressing the payment obligations of the relevant Owner Affiliate in a form reasonably agreed by Boeing.

10.1.2 Notwithstanding the foregoing, Boeing may, assign or transfer this Contract or all its rights, duties, or obligations hereunder with written notice to Owner, but without requiring Owner’s approval: (i) to a corporation or other entity that results from any merger, reorganization, or acquisition of Boeing; (ii) to a corporation or other entity that acquires substantially all the assets of Boeing; (iii) its rights to receive money may be assigned to a third party; and (iv) to any wholly-owned subsidiary of Boeing provided that Boeing will remain fully and solely responsible to Owner and to Motorola (only to the extent it is a third-party beneficiary) for all responsibilities of Boeing under the Contract.

10.2 Lender Requirements. Except for the restrictions and conditions set forth in Article 19, Boeing shall provide to any of Owner’s lenders or financing entities any information that such lender or financing entity reasonably requires and shall reasonably cooperate with such lender or financing entity and Owner to implement such financing. Boeing agrees to negotiate in good faith and issue such documents as may be reasonably required by any Owner lender or financing entity to implement such financing, including a contingent assignment of this Contract to such lender or financing entity, under terms reasonably acceptable to Boeing, but in no event shall Boeing be obligated to agree to anything (including agreement to make modifications to this Contract) that would impair, create a risk to, or otherwise prejudice its rights and benefits hereunder or increase its liabilities or obligations hereunder.

Article 11.	Limited Warranty

11.1 Limited Performance Warranty.

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11.1.1 Performance Warranty. Boeing represents and warrants that, for a period of [***…***] following delivery of Services, including but not limited to delivery of Deliverables, such Services shall be conducted in a skillful and workmanlike manner in accordance with the standards, practices, methods, and procedures ordinarily expected from a skilled and experienced provider of satellite operations and maintenance services and associated engineering and software development services.

11.1.2 Remedies for Non-Compliance, Task-Ordered O&M Services. If Boeing is not in compliance with the foregoing performance warranty for any delivered Task-Ordered O&M Services, then upon notification by Owner of such non-compliance, Boeing shall correct the deficiencies in-place or re-perform the non-compliant portions of the Task Order within an incremental period of time not to exceed [***…***] (or such longer period of time as agreed by Owner) (the “O&M Cure Period”), and Boeing shall take all necessary steps to assure such non-compliance shall not occur in the performance of future Task-Ordered O&M Services. Boeing may be entitled to reimbursement of T&M expenses in accordance with Annex 5, Paragraph 3.0, provided that, when such T&M expenses are combined with the actual T&M expenses in the aggregate for all O&M Task-Ordered Services for the then-current annual period, such T&M expenses shall not exceed Boeing’s then-current Annual O&M Price Cap. If Boeing fails to achieve compliance for the affected Task Order within the O&M Cure Period, Boeing shall lose its [***…***] rights for such affected Task Order or sub-task and Owner shall have the right to delete the sub-task associated with such non-compliant Task-Ordered O&M Services under the Task Order for the remainder of the then-current annual period and for all future annual periods and have such sub-task be performed by Owner and/or by a third party, at Owner’s sole discretion. However, nothing in the preceding sentence shall relieve Boeing of its obligations under this Article to correct deficiencies or re-perform non-compliant portions of a Task Order in accordance with the performance warranty stated in Article 11.1.1 above.

11.1.3 Remedies for Non-Compliance, Task-Ordered Non-O&M Engineering Services. If Boeing is not in compliance with the foregoing performance warranty for any delivered Task-Ordered Non-O&M Engineering Services, then upon notification by Owner of such non-compliance, Boeing shall correct the deficiencies in-place or re-perform the non-compliant portions of the Task Order within an incremental period of time not to exceed [***…***] (or such longer period of time as agreed by Owner), and Boeing shall take all necessary steps to assure such non-compliance shall not occur in the performance of future Task-Ordered Non-O&M Engineering Services. Boeing may be entitled to reimbursement of T&M expenses in accordance with Annex 5, Paragraph 3.0, provided that such T&M expenses, when combined with Boeing’s actual T&M expenses in the aggregate for the applicable Task Order under which the non-compliant Task-Ordered Non-O&M Engineering Services were delivered, such T&M expenses shall not exceed Boeing’s applicable Task Order Target Price for such Task Order. If Boeing is unable to correct the deficiencies in-place or re-perform the non-compliant portions of the Task Order without exceeding Boeing’s applicable Task Order Target Price for such Task Order, then Boeing shall have no further obligation to perform Task-Ordered Non-

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O&M Engineering Services to correct such deficiencies unless Owner agrees to compensate Boeing on a T&M basis for such Task-Ordered Non-O&M Engineering Services.

11.1.4 Fraud or Willful Misconduct. Owner may, at any time beyond the warranty period set forth above, require Boeing to remedy by correction or re-performance, without cost to Owner, any failure by Boeing to comply with the requirements of this Article if the failure is due to fraud or willful misconduct on the part of Boeing’s managerial personnel.

11.2 EXCLUSION. THE WARRANTIES SET FORTH IN THIS CONTRACT ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES OR CONDITIONS, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND THOSE ARISING BY STATUTE OR OTHERWISE IN LAW OR FROM A COURSE OF DEALING OR USAGE OR TRADE.

Article 12.	Termination for Default

12.1 If Boeing commits a breach of one or more obligations under this Contract so as to materially endanger performance of the Task-Ordered O&M Services, Owner may terminate this Contract for cause by providing written notice of default to Boeing by registered letter, by nationally recognized overnight courier (e.g., Federal Express), or by facsimile transmission. Such termination of this Contract as a result of default by Boeing shall be deemed effective [***…***] from receipt by Boeing of such written notice of default or upon such later date as specified in such written notice of default. Boeing has the right to correct such default within the [***…***] period, or such longer period specified by Owner in the written notice of default, without penalty or loss of rights granted anywhere in this Contract.

12.2 If this Contract is terminated as provided in this Article, Boeing shall:

12.2.1 Be paid the applicable T&M expenses incurred under all currently active Task Orders through the date such termination is effective, not to exceed the Annual O&M Price Cap for the terminated O&M Task-Ordered Services for the then-current annual period;

12.2.2 Reserved;

12.2.3 Upon request by Owner and at Owner’s expense, protect and preserve property in the possession of Boeing in which Owner has an interest;

12.2.4 Notwithstanding Article 14.3 of this Contract, Boeing agrees to pay to Owner all reasonable costs to have this Contract completed by another responsible contractor, to the extent such costs exceed the total amount which Owner would have had to pay Boeing for this Contract had Boeing completed the Contract as required; provided however that Owner enters into a contract with a responsible contractor within one (1) year of notification of termination for default to complete the terminated effort;

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12.2.5 Return to Owner all drawings and other technical data associated with the ICS which Owner provided to Boeing in order for Boeing to perform under this Contract.

12.3 If, after Owner’s issuance of a notice of default under the provisions of this Article, it is determined for any reason that Boeing was not in default under the provisions of this Article, or that the delay was excusable under the provisions of the Article 7 (Excusable Delay), the rights and obligations of the Parties shall be the same as if Owner defaulted in performance of its obligations under this Contract as provided by Article 13 (Default by Owner).

Article 13	Default by Owner

In the event Owner fails to perform any obligation which it is required to perform pursuant to this Contract, including without limitation, subject to Annex 5, Owner’s failure to make timely payments as required by this Contract, Boeing may, if such failure is not corrected by Owner within [***…***] after notice of such failure is given by Boeing to Owner, stop work on this Contract (except as otherwise provided herein) and consider Owner to be in default of this Contract. If the Owner is in default of this Contract, Owner shall immediately pay to Boeing, to the extent it had not already done so, payments for all Services completed (payable in full) or in process (payable on a prorated basis) prior to the date when such default by Owner occurs, not to exceed the Annual O&M Capped Price for terminated O&M Task-Ordered Services for the then-current annual period.

Article 14.	LIMITATION OF LIABILITY

14.1 THE PARTIES TO THIS CONTRACT EXPRESSLY RECOGNIZE THAT COMMERCIAL SPACE VENTURES INVOLVE SUBSTANTIAL RISKS AND RECOGNIZE THE COMMERCIAL NEED TO DEFINE, APPORTION AND LIMIT CONTRACTUALLY ALL RISKS ASSOCIATED WITH THIS COMMERCIAL SPACE VENTURE. THE WARRANTIES, OBLIGATIONS, AND LIABILITIES OF BOEING AND OWNER, AND THE REMEDIES OF BOEING AND OWNER, AND THE LIMITATIONS OF LIABILITY SET FORTH IN THIS CONTRACT FULLY REFLECT THE PARTIES’ NEGOTIATIONS, INTENTIONS, AND BARGAINED-FOR ALLOCATION OF THE RISKS ASSOCIATED WITH THIS COMMERCIAL SPACE VENTURE.

14.2 Exclusive Remedies. THE SOLE REMEDIES OF EACH PARTY (AND ITS AFFILIATES AND AGENTS) FOR ANY CLAIMS AGAINST THE OTHER PARTY (AND ITS AFFILIATES AND AGENTS) WITH RESPECT TO ALL CLAIMS OF ANY KIND, WHETHER IN CONTRACT, WARRANTY, STRICT LIABILITY, TORT, OR OTHERWISE, AND WHETHER ARISING BEFORE OR AFTER DELIVERY OF ANY DELIVERABLE ITEM, FOR ANY LOSSES ARISING OUT OF OR RELATED TO THIS CONTRACT OR THE WORK ARE [***…***], WHICH ARE IN LIEU OF ANY OTHER REMEDIES AT LAW OR IN EQUITY.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

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14.3 Limitation of Contractor’s Liability. IN NO EVENT SHALL BOEING BE LIABLE TO OWNER AND ITS AFFILIATES AND ASSOCIATES IN AN AGGREGATE AMOUNT THAT EXCEEDS [***…***]. THE LIABILITY LIMITATION INCLUDES BUT IS NOT LIMITED TO LIQUIDATED DAMAGES, BOEING’S INCURRED COSTS (WHETHER INCURRED IN REPAIR OR REPLACEMENT OF DEFECTS IN DELIVERABLE ITEMS OR IN REPERFORMANCE OF SERVICES) OR ANY PRICE REDUCTIONS OR REFUNDS GRANTED TO OWNER UNDER ANY PROVISION OF THIS CONTRACT.

THE LIMITATION OF LIABILITY WILL APPLY REGARDLESS OF THE FORUM IN WHICH THE CLAIM IS BROUGHT, WHETHER IN COURT OR IN ARBITRATION OR BY NOTICE TO BOEING TO REMEDY A DEFECT, OR WHETHER IT IS PAID AS A RESULT OF A SETTLEMENT. THE AMOUNT OF THE LIMITATION IS CUMULATIVE, AND IS EQUAL TO AN AMOUNT NOT TO EXCEED THE SUM OF THE TOTAL CONSIDERATION PAID BY OWNER TO BOEING UNDER THE ORIGINAL CONTRACT AND THIS CONTRACT. ONCE BOEING HAS PAID OWNER AN AMOUNT EQUAL TO THE LIMIT OF BOEING’S LIABILITY, THEN OWNER WILL NOT HAVE ANY FURTHER RIGHT TO RECEIVE MONEY FROM BOEING FOR ANY CLAIM.

14.4 No Consequential Damages, etc. NEITHER BOEING NOR OWNER SHALL HAVE ANY OBLIGATION OR LIABILITY TO THE OTHER WITH RESPECT TO THE SUBJECT MATTER HEREOF, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT (INCLUDING ACTIVE, PASSIVE, OR IMPUTED NEGLIGENCE) OR OTHERWISE FOR ANY CLAIM FOR LOSS OF USE, REVENUE OR PROFIT (OTHER THAN PROFIT FROM PAYMENTS UNDER THIS CONTRACT), OR FOR ANY PUNITIVE, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, WHETHER FORESEEABLE OR NOT.

Article 15.	Intellectual Property

15.1 Ownership/Confidentiality.

15.1.1 Any specifications, drawings, technical information or other data furnished by Boeing to Owner shall remain Boeing’s property, shall be kept confidential by Owner, and shall be returned to Boeing at Boeing’s request.

15.1.2 Any specifications, drawings, technical information or other data furnished by Owner to Boeing (including, but not limited to, any Intellectual Property, Patents or other technical information provided to Owner by Motorola under an Intellectual Property Rights Agreement) shall remain Owner’s property, shall be kept confidential by Boeing, and shall be returned to Owner at Owner’s request.

15.2 Indemnity.

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15.2.1 Indemnification by Owner. Owner agrees to indemnify and hold Boeing harmless for any claim by any third party that Owner is not the legal owner or valid licensee of any specifications, drawings, technical information or other data furnished to Boeing by Owner under this Contract.

15.2.2 Indemnification by Boeing. Boeing agrees to indemnify and hold Owner harmless for any claim by any third party that Boeing is not the legal owner or valid licensee of any specifications, drawings, technical information or other data furnished to Owner by Boeing under this Contract.

15.3 Intellectual Property. Intellectual Property means all common law and statutory proprietary rights with respect to intellectual property, including software, patents, patent applications, copyrights, industrial designs, trademarks and service marks (and all goodwill associated with the foregoing), database rights, design rights (whether registered or not), trade secrets, mask work rights, data rights, moral rights, and similar rights existing from time to time under the intellectual property laws of the United States, any state or foreign jurisdiction, or international treaty regime.

15.4 Jointly-Developed Property. Boeing and Owner agree that any specifications, drawings, technical information or other data that is developed under this Contract, to enhance or improve the ICS shall be considered jointly developed Intellectual Property, and each Party may use and exploit such property for its own use and account in addition to its utilization with the ICS.

15.5 Special Projects. To the extent Boeing developed Intellectual Property under the Annex 17 and Annex 18 Special Projects under the Original Contract, and Boeing was paid for its work under such Special Projects, all Intellectual Property shall be owned exclusively by Owner, except as otherwise set forth in the Annex incorporating the Special Project into this Contract.

Article 16.	Dispute Resolution

16.1 Procedures. All disputes arising out of or related to this Contract, unless specifically exempted by the language of this Article, will be decided by the internal dispute resolution procedures of this Article 16 (Dispute Resolution) and those other dispute resolution procedures set forth in attached Annex 7 (Dispute Resolution Procedures) or by the courts within the Commonwealth of Virginia as set forth in Annex 7 hereto, in an effort to reduce the incidence and costs of extended disputes. No act, omission, or knowledge, actual or constructive, of a Party will in any way be deemed to be a waiver of the requirement for timely notice of a dispute unless there is an explicit, unequivocal written waiver thereof.

16.2 Internal Dispute Resolution; Notice and Negotiation. Subject to the provisions of Article 16.3, the Parties will, prior to the initiation of any other dispute resolution procedure, attempt to resolve any dispute as follows:

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16.2.1 The Party raising the dispute will provide to the person designated under Article 21 (Notices) of the other Party a notice of such dispute (a “Dispute Notice”). The Dispute Notice will include a clear and detailed description of the dispute and the specific provisions of this Contract relevant thereto. Each Party shall within [***…***] following the day the Dispute Notice is received provide the other with all documentation supporting its position in the dispute. The person designated under Article 21 (Notices) or such other appropriate individual will attempt to resolve the dispute promptly and in good faith.

16.2.2 If the dispute is not resolved within [***…***] after the receipt of a Dispute Notice by the receiving Party, at either Party’s written request the dispute will be forwarded to its corresponding senior management for resolution. The appropriate senior level managers of each Party will attempt to resolve the dispute promptly and in good faith.

16.2.3 If a dispute has not been resolved within [***…***] after request by either Party to forward the dispute to its corresponding senior management, the dispute shall thereafter be subject to the provisions of attached Annex 7, Dispute Resolution Procedures.

16.2.4 All negotiations pursuant to these internal dispute procedures will be confidential and will be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

16.3 Injunctive Relief. Notwithstanding any other provision of this Article 16 (Dispute Resolution), either Party will have the right to apply to a court having appropriate jurisdiction to seek interim injunctive relief until the dispute is resolved.

16.4 Co-Party/Third Party Claims. The provisions of this Article 16 (Dispute Resolution) shall not be binding for disputes in the nature of cross-claims, impleaders, or any similar co-party or third-party claims, by one Party against another, resulting from and in connection with any action brought by any person other than a Party to this Contract.

16.5 Intellectual Property Rights. Notwithstanding the foregoing, the provisions of this Article 16 (Dispute Resolution) shall not be binding for disputes arising from or related to either Party’s Intellectual Property rights.

16.6 Third-Party Beneficiary. To the extent that a dispute involves Motorola’s third-party beneficiary rights, Motorola is a third-party beneficiary of this Article 16 (Dispute Resolution).

Article 17.	Export Control

17.1 Neither Party shall export, directly or indirectly, any information or technical data disclosed under this Contract to any individual or country which the U.S. Government at the time of export requires an export license or other government approval without first obtaining such license or approval. The Parties recognize that Owner may be comprised of individuals or entities

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for which Owner and Boeing must ensure that no disclosure of technical data is made unless and until Owner and Boeing obtains appropriate export licenses from the U.S. Government.

17.2 Owner agrees to provide to Boeing the information necessary to allow Boeing to evaluate the need to obtain licenses from the U.S. Government. The information will be provided in a timely manner in order to minimize the impact to Boeing’s performance of the Annex 3 and Annex 4 Statements of Work or any Task Order issued pursuant to this Contract.

17.3 Boeing shall not be required to perform any work under this Contract requiring export licenses until such licenses have been obtained from the U.S. Government. Any Boeing delay resulting from the lack of an approved export license will be an excusable delay within the meaning of Article 7 (Excusable Delay) hereof.

Article 18.	Permits and Licenses

18.1 Owner shall use its commercially reasonable efforts to defend and maintain all permits, licenses and approvals required by the United States Federal Communications Commission (FCC) or by any applicable U.S. law or regulation, as well as all necessary orbital locations and radio frequency spectrum, to operate the Constellation and to operate the System Control Segment in accordance with their respective terms and conditions.

18.2 Owner shall use its commercially reasonable efforts to operate the Constellation and System Control Segment in accordance with all applicable laws and government regulations.

18.3 Owner shall pay for its costs of applying for, obtaining and renewing the aforementioned approvals, licenses and permits.

18.4 Owner agrees not to take any action or enter into any agreement or arrangement with a third party that conflicts with Boeing’s rights and obligations under this Contract, or to act or fail to act in any manner which would interfere with Boeing’s aforementioned responsibilities.

18.5 Nothing contained herein shall be interpreted as requiring Boeing to apply for or obtain the blanket mobile licenses to operate subscriber units nor the authorizations necessary to operate gateways in the United States or any other country.

Article 19.	Disclosure and Use of Information by the Parties

19.1 “Proprietary Information” is defined as all (i) confidential, proprietary and/or trade secret information and (ii) tangible items and software containing, conveying or embodying such information.

19.2 Except as may be specifically provided otherwise in this Contract, Proprietary Information of Boeing disclosed hereunder to Owner may only be used by Owner for monitoring the progress of the performance of this Contract by Boeing.

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19.3 Except as may be specifically provided otherwise in this Contract, Proprietary Information of Owner disclosed hereunder to Boeing may only be used by Boeing in performance of the work specified in this Contract.

19.4 It is agreed that for a period of [***…***] following the receipt of Proprietary Information, the receiving Party will use such information only for the purpose(s) provided in Articles 19.2 and 19.3 above as applicable and shall take reasonable efforts to preserve in confidence such Proprietary Information and prevent disclosure thereof to third parties. Each of the Parties agree that it will use the same reasonable efforts to protect the other’s Proprietary Information as are used to protect its own but will at least use reasonable care. Disclosures of such information shall be restricted to those individuals directly participating in the efforts provided in Articles 19.2 and 19.3 above who have a need to know such information, and, who have been made aware of and consent to abide by the restrictions contained herein concerning the use of such information.

19.5 The obligation to protect Proprietary Information, and the liability for unauthorized disclosure or use of Proprietary Information, shall not apply with respect to such information which is now available or becomes available to the public without breach of this Contract; information lawfully received without restrictions from other sources; information known to the receiving Party prior to disclosure not subject to a separate nondisclosure obligation; information published or disclosed by the disclosing Party to others, without restriction; information developed by the receiving Party independent of and without use of information disclosed by the disclosing Party; or, information for which further use or disclosure by the recipient is authorized in writing by the disclosing Party.

19.6 Marking. Without limiting the foregoing, all documents, data, and other Deliverables which would be considered Confidential Information or Intellectual Property as provided by this Contract will only be marked: (i) as “Iridium Confidential” or “Iridium Proprietary,” if solely owned by Owner in accordance with the terms of this Contract; or (ii) as “Iridium/Boeing Confidential” or “Iridium/Boeing Proprietary,” if jointly owned by Owner and Boeing in accordance with the terms of this Contract. Such documents, data, and other Deliverable will not be marked “Boeing Confidential” or “Boeing Proprietary” or with any similar Boeing or third party marking, unless solely owned by Boeing in accordance with the terms of this Contract.

Article 20.	Nondiscrimination, Equal Opportunity, and Other Requirements

During the performance of this Contract, Boeing agrees to comply with all United States federal, state and local laws concerning discrimination in employment and non-segregation of facilities including, but not limited to, the requirements of Executive Order 11246 (41 CFR 60-1.4), Section 503 of the Rehabilitation Act of 1973 (41 CFR 60-741.4), and the Vietnam Era Veteran’s Readjustment Assistance Act of 1974 (41 CFR 60-250.4), which equal opportunity clauses are hereby incorporated by reference.

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Article 21.	Notices

All notices required by this Contract will be in English, will be effective on the date of receipt, and will be transmitted by any customary means of written communication, including but not limited to registered letter, nationally recognized overnight courier (e.g., Federal Express), or facsimile transmission, addressed as follows:

Boeing:	Owner:
The Boeing Company 13100 Space Center Blvd. Houston, Texas 77059-3556 Attention: Contracts Manager [***...***]	Iridium Constellation LLC 1750 Tysons Boulevard, Suite 1400 McLean, VA 22102 Attention: Chief Legal & Administrative Officer

Article 22.	Miscellaneous

22.1 Headings. Article and paragraph headings used in this Contract are for convenient reference only and are not intended to affect the interpretation of this Contract.

22.2 GOVERNING LAW. THIS CONTRACT WILL BE INTERPRETED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, U.S.A., EXCEPT THAT NEW YORK CHOICE OF LAW RULES SHALL NOT BE INVOKED FOR THE PURPOSE OF APPLYING THE LAW OF ANOTHER JURISDICTION.

22.3 Waiver/Severability. Failure by either Party to enforce any provision of this Contract will not be construed as a waiver. If any provision of this Contract is held unlawful or otherwise ineffective by a court of competent jurisdiction, the remainder of the provisions of the Contract will remain in effect.

22.4 Survival of Obligations. The following Articles of and Annexes to this Contract will survive termination or cancellation of any part thereof to the extent that the rights of a Party thereunder have accrued as of the date of termination or cancellation: those relating to Article 8 (Indemnification/Insurance), Article 9 (Re-Orbit Rights and Obligations), Article 14 (Limitation of Liability), Article 15 (Intellectual Property), Article 19 (Disclosure and Use of Information by the Parties), Article 22 (Miscellaneous), Annex 17 (Group Call Functionality), and Annex 18 (Broadband Functionality).

22.5 Reserved.

22.6 Order of Precedence. In the event of inconsistency among or between this Contract, the Annexes to this Contract, including Statements of Work, and Task Orders, such inconsistency shall be resolved by giving precedence in the order set forth below:

1. Annexes 17 and 18;

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2. Articles 1 through 22 of this Contract;

3. The Annexes to this Contract (other than Annexes 17 and 18), including Statements of Work; and

4. Task Orders.

provided, however, that if a Task Order expressly provides that such Task Order or any provision thereof shall take precedence over this Contract (Articles 1 through 22, excluding Articles 4, 9 and 14, and the Annexes), such Task Order or the applicable provision(s) thereof shall take precedence over Articles 1 through 22, excluding Articles 4, 9 and 14, and the Annexes, as applicable. In no event shall a Task Order take precedence over Articles 4, 9 or 14 hereof.

22.7 Laws. Each Party warrants that in the performance of this Contract, it will comply with all applicable federal, state, local and foreign laws and ordinances and all lawful orders, directives, rules and regulations thereunder (collectively “Laws”).

22.8 Security and Access to Facilities and Information. Boeing shall follow the security procedures specified from time to time by Owner. Without limiting the foregoing, the following procedures will be followed in providing Owner with unrestricted access to facilities and information pertaining to Boeing’s performance of this Contract:

22.8.1 Owner shall have access to Owner-furnished facilities at all times, including but not limited to all meetings at the Satellite Network Operations Center (SNOC) and the Technical Support Center (TSC).

22.8.2 Owner shall have full and unrestricted access to Services and Deliverables and to such Services and Deliverables prior to completion, including but not limited to all information pertaining to the operation and maintenance of the ICS except as otherwise provided in this Contract.

22.8.3 All Deliverables shall be placed on servers owned and controlled by Owner and/or its Affiliates.

22.8.4 Access to the above facilities and information shall be provided on a reasonable basis, consistent with Boeing’s policies (and requiring compliance with applicable law) and is not intended to interfere with Boeing’s ability to perform as required under this Contract.

22.9 Reserved.

22.10 Use of Owner’s Facilities. Boeing is not authorized to and shall not utilize Owner’s facilities in the performance of any other Boeing business, except as specifically required for the performance of Services hereunder.

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22.11 Motorola as Third-Party Beneficiary. The Parties acknowledge that Motorola is an express third-party beneficiary of certain provisions of the Original Contract as set forth therein and that neither of the Parties intends that this Contract or any of the amendments to the Original Contract effected hereby affect any of their respective obligations to Motorola thereunder, all of which shall remain in full force and effect.

22.12 Employee Nonsolicitation. Each Party agrees that, for the entire period of the Contract term, and continuing for [***…***] after the termination or completion of the Contract (as it may be extended or otherwise amended), neither Party nor any of its successors shall directly or through any recruiting agency, headhunter or similar entity or person acting on its behalf, solicit or recruit any employee of the other Party (which as to Boeing means any previous or current Key Personnel as defined in this Contract) (“Covered Employee”). If any Covered Employee should freely resign from a Party, and provided that the other Party had not previously solicited or recruited such Covered Employee, then such other Party will be free of this restriction. The list of Covered Employees may be provided by a Party or its successor(s) at any time on or before a contract termination and/or the sale or other transfer of a majority of Owner’s assets. This Article 22.12 shall survive this Contract’s termination.

22.13 Entire Agreement. Except to the extent set forth in Article 22.11, this Contract as between Boeing and Owner constitutes the entire agreement between the Parties and supersedes all prior understandings, commitments, and representations, if any, of the Parties with respect to the subject matter hereof. As between Boeing and Owner, it is understood and agreed that the letter agreement between Boeing and Motorola dated December 11, 2000 (the “Motorola Side Letter”) shall in no way affect the relationship between Boeing and Owner under the Original Contract, this Contract or otherwise. Nothing contained herein shall in any way affect or impair any of the rights or obligations of Boeing or Motorola under the Motorola Side Letter. Except as expressly set forth in this Contract, neither Boeing nor Owner has relied on the representations of the other Party in entering into this Contract. Owner and Boeing are knowledgeable commercial Parties in the subject matter of this Contract, which the Parties negotiated at arms’ length.

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THE BOEING COMPANY		IRIDIUM CONSTELLATION LLC

By:	/s/ Danny White	By:	/s/ John Brunette

Name:	Danny White	Name:	John Brunette

Title:	Manager, Contracts	Title:	Chief Legal & Administrative Officer

Date:	July 21, 2010	Date:	July 21, 2010

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Annex 1

In-Orbit Insurance Policy

See Appendix 1, Referenced Documents for

Amended and Restated Contract No. BSC-2000-001:

Tab A

Satellite Third Party In-Orbit Liability Insurance,

Policy No. [***…***], dated 11 December 2009

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Annex 2

Reserved

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Annex 3

Statement of Work

for

Iridium® System

Operations and Maintenance

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Annex 3

STATEMENT OF WORK

FOR

IRIDIUM® SYSTEM

OPERATIONS AND MAINTENANCE

1.0 SCOPE OF OPERATIONS AND MAINTENANCE

1.1 Scope

Pursuant to the Amended and Restated Contract (this Contract), Task Orders will be issued based on the scope of work specified in this Annex 3. Notwithstanding anything in this Contract to the contrary, in the event one or more Task Order(s) omits any scope as set forth below, Boeing shall continue to provide such scope of work as Services hereunder.

Boeing’s responsibilities shall include the following:

(a) operate and maintain the ICS. This responsibility shall not extend to satellites that were inoperable on the effective date of the Original Contract or that become inoperable after the effective date of the Original Contract.

(b) work on improvements to (vs. maintenance of) ICS capacity, quality of service and/or operational enhancements, or development of new capabilities, will be accomplished through authorized Project Description Documents, as that term is defined in the Ground Systems and Space Systems Task Orders identified in Annex 6 to this Contract.

(c) support and implement Gateway Earth Terminal availability to meet service and availability level requirements;

(d) support the North American (U.S.) gateway, the Hawaii gateway, one (1) U.S. or non-U.S. gateway. In addition, Boeing will support other Gateways as identified by Owner. As these other Gateways are identified they will be added to this Statement of Work and may result in Boeing requesting a change in the applicable Task Order under this Contract unless it can be accomplished within the Task Orders specified in subparagraph (b) above.

(e) perform continuous improvement and quality of service verification; and

(f) operate and maintain the Technical Support Center (TSC);

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For each of the responsibilities above, Boeing will perform the duties and activities as follows:

(1) operations;

(2) software and hardware maintenance and mutually coordinated enhancements, all in accordance with historical practices;

(3) provision and replacement of Gateway Field Replaceable Units (FRUs) and System Control Segment FRUs;

(4) overall system engineering, analysis and investigation;

(5) fault detection, isolation, and resolution;

(6) system improvement, capacity projections and expansion; and

(7) communications between the Owner and Boeing

Boeing shall use commercially reasonable efforts to operate and maintain the Space System, to the extent within its control, to the Service Level Specifications for the following measurements:

(1) [***. . .***];

(2) Quality of Services; and

(3) [***. . .***].

1.2 Owner Provided Services

Owner will provide (and will require the Gateways to provide) Boeing with reasonable cooperation and assistance in connection with the products and activities described in this Contract. Such cooperation and assistance will be in accordance with normal operating procedures to minimize system disruption. In connection therewith, PSTN and system access and usage will be provided at no cost.

1.3 Glossary of Terms

Constellation or Space Segment – That part of the Iridium Communications System consisting solely of the Space Vehicles (also called satellites) in low earth orbit. It does not include the System Control Segment, Gateways, Iridium Subscriber Units (ISUs), Multiple Access Units (MXUs) or other components.

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Earth Terminal (ET) – The tracking antenna and RF terminal utilized for Ka Band communication with the Space Vehicles.

Field Replaceable Unit (FRU) –Hardware components that are replaceable in the field by sub system specialists. Typically this includes plug-in electronic boards and shelves that are maintained in the spares inventory.

Gateways (GW) – These organizational structures encompass the ground based facilities supporting the subscriber billing/ information functions in addition to call processing operations and the connection of the IRIDIUM subscriber communications through the Public Switched Telephone Network (PSTN).

Ground Stations – Collectively, all Gateways, the Teleport Network, the SNOC, and TTACs facilities, each as defined in this Contract, including all equipment, software, documentation and OSDN interconnects incorporated therein.

IRIDIUM Communications System (ICS) – As defined in Article 1.2.10 of this Contract.

Network Element – An active call processing, message delivery, or data transport hardware, software or system operated and managed by Owner.

Operations and Maintenance Support Escalation Levels – The escalating levels for reporting an ICS network defect or issue in accordance with Owner’s standard defect reporting procedures, including the following Tier 1 through Tier 4 levels:

Tier 1 – Personnel that have direct contact with ICS equipment, i.e. the site personnel.

Tier 2 – Personnel that have the next level of knowledge to assist remote site personnel with anomaly resolution, i.e. SNOC personnel.

Tier 3 – Engineering personnel that have subject matter expertise to provide the next level of assistance to provide SNOC and site personnel with anomaly resolution. This level of engineering support will also address existing or new defect identification.

Tier 4 – Depot level support responsible for repair or replacement of failed field replaceable units. This level is also responsible to correct or find a work-around to software defects. This can be accomplished either at Owner’s Technical Support Center or at a vendor facility.

Operational Support Data Network (OSDN) – The secure data communications network dedicated to data communications among the Ground Stations used for the transport of ICS-related network management and mission data information.

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Satellite Network Operations Center (SNOC) – SNOC is the operations center for the entire ICS. SNOC provides real time operations coordination and management for both: the Space System i.e. Constellation, OSN and TTACs, as well as the terrestrial network i.e. Gateways, MTC and ODN.

Service Level Specification – An agreed upon set of metrics to verify the performance (or service provided by) the ICS (its individual components or operations/support personnel) are being maintained at a specified level.

Space Segment or Constellation – That part of the Iridium Communications System consisting solely of the Space Vehicles (also called satellites) in low earth orbit. It does not include the System Control Segment, Gateways, ISUs, MXUs or other components.

Space System – The integrated combination of the Space Segment and the System Control Segment.

Space System Operations Plan – Documentation that details the operation of the Space System and the actions required to retain its performance characteristics at the levels provided in the Space System Statement of Work. It also describes the operations of the entire IRIDIUM Communications System.

Space Vehicle (SV) – The terms Space Vehicle and Satellite have the same meaning throughout this Contract and refer to the individual or multiple satellites that comprise the Constellation.

Spare Space Vehicle – A Space Vehicle not currently in mission orbit. Spare Space Vehicles will be stored in a Spares Orbit for later insertion into mission orbit.

Subscriber Unit Segment – This term refers collectively to the individual equipment units used by subscribers and capable of initiating and/or receiving communications through the IRIDIUM Communications System. These include all devices (either single or multiple) used on land sea or air for voice telephony, paging, FAX, Data or other services.

System Control Segment (SCS) – The term refers to the various ground based sites, equipment and facilities used to manage and control the individual Space Vehicles of the Constellation, and the communications links of the IRIDIUM Communications System. The System Control Segment is composed of the SNOC, TTACs, Message Termination Controller (MTC), ODN and the OSN.

Technical Support Center (TSC) – The Technical Support Center provides maintenance support comprised of technical experts and laboratory facilities. The TCS analyzes and resolves of SCS, SV, or GW anomalies, tracks and analyzes technical metrics, and implements/validates approved ICS enhancements.

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Telemetry Tracking and Command (TTAC) – The TTACs provide the interface via ET for the SCS or SNOC to communicate with and control the SVs. The TTACs are utilized for real time management and control of the Constellation as well as tracking and control of SV launches. TTACs also provide the interface for the MTC to route paging messages to the Constellation.

Teleport Network – the geographically diverse collection of feederlink terminals connected using high availability ground communications to provide multiple access points among and between the ICS Space Segment, System Control Segment, Gateways and NEXT. The Teleport Network exists in both the ICS and NEXT and provides communications both within the ICS and among and between the ICS and NEXT.

Unplanned Outage –Any unplanned service interrupting or performance degrading event that occurs during normal operations caused by a fault to any hardware, software or service.

2.0 OPERATIONS & MAINTENANCE REQUIREMENTS

The following paragraphs specify the Operations and Maintenance requirements.

2.1 Space System O&M

This paragraph sets forth the requirements to operate and maintain the Space System.

Changes in operations process require a notification to Owner.

Owner shall be notified, per agreed to notification procedures, of occurrence of any condition that puts the Iridium Communications System in a “hazardous condition.” “Hazardous conditions” will be determined by Owner from time to time and notified to Boeing.

Boeing shall prepare and submit to Owner the following reports in the frequency specified:

(a) [***. . .***].

(b) [***. . .***].

(c) [***. . .***].

2.1.1 Constellation Control and Maintenance

Boeing shall use commercially reasonable efforts to operate, monitor, repair and maintain the software (and applicable ground hardware) of the Space System (including the individual Space Vehicles but excluding such software or hardware, if any, provided by or

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through Owner (and not by or through Boeing or at Boeing’s request) as necessary to maintain service in accordance with the Service Level Requirements.

All critical system anomalies shall be investigated within a reasonable time period with the word “reasonable” defined by the circumstances of the situation itself, root causes established and necessary work-arounds/fixes identified, developed and implemented by Boeing and Owner, all as further specified in the Satellite Network Operations Center (SNOC) & Technical Support Center (TSC) Fault Escalation and Notification Process and other historical processes.

Boeing shall support Owner in the disposition of satellite assets by providing data and a recommendation with regard to [***. . .***]:

(1) [***. . .***]

(2) [***. . .***]

(3) [***. . .***]

(4) [***. . .***]

(5) [***. . .***]

(6) [***. . .***]

(7) [***. . .***]

(8) [***. . .***]

(9) [***. . .***]

[***. . .***].

[***. . .***].

2.2 Gateways O&M Support

Boeing shall provide Gateway operations and maintenance support to Owner for maintaining the operating state of the network equipment within design specifications (or other agreed upon performance levels).

Boeing shall be responsible for the initial diagnosis and isolation of reproducible Gateway equipment hardware malfunctions.

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Boeing shall replace or repair [***…***], failed Gateway and TTAC Owner provided FRU’s. Replacement FRU’s may be newly manufactured equipment or re-manufactured equipment performing to new equipment standards. Owner shall be responsible for the cost of the materials, maintenance of inventory and shipping the failed FRU’s to Boeing, postage paid, and for all customs and duties related to the shipment, in accordance with existing Owner procedures.

Boeing shall provide a single point of coordination (e.g. GTAC) to each Gateway for the return of failed FRU’s.

2.3 Gateway Technical Support

Boeing shall provide technical assistance to the Gateways for the support of all Gateway/ICS hardware and software. [***…***].

The Gateway Technical Assistance Center (GTAC) shall be the point of contact for all Gateway technical assistance consisting of Trouble Analysis Support and Software Implementation Support.

The GTAC shall be available to provide Owner with telephone-based technical consultation 7 days per week, 24 hours per day. In addition to GTAC personnel, GTAC functions can also be handled by qualified SNOC personnel to provide the 7 by 24 coverage.

The GTAC staff employed by Owner shall follow Boeing-established trouble ticket tracking procedures for all Gateway equipment problems, including Logging, Reporting, Tracking, Escalation and Closure.

Problems reported through GTAC shall be compiled and analyzed in terms of trend analysis and quality metrics tracking. Reports will be the same form as after action reports defined in Section 2.1 item (c) and Section 3.3.2.

The GTAC staff shall aid the Gateway operators to confirm problem isolation and troubleshooting. Problems that cannot be directly resolved by the GTAC staff will be escalated to Contractor Engineering or the Subsystem supplier as appropriate using established procedures that meet the Service Level Requirements.

The GTAC staff shall also provide assistance to the Gateway operators during the installation of new Software releases, including on-site installation for new Major Software Releases [***…***].

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3.0 SPACE SYSTEM AND GATEWAY SERVICE LEVEL REQUIREMENTS

3.1 Performance

Boeing shall use its commercially reasonable efforts to maintain the [***…***]. Boeing shall take all reasonable steps to keep the ICS operating, subject only to events which are beyond the control of Boeing. Any changes to the level of service will require the consent of Owner.

Boeing will be responsible for the following:

(a) quality of service, system performance, and availability; and

(b) response and resolution times for anomalies.

3.2 Service Level Requirement Definitions

The Space System and Gateway Service Level Requirements are defined in terms of:

(1) [***…***]; and

(2) [***…***].

Boeing and Owner shall mutually agree on the data collection and data analysis techniques used to generate the service level measurements. Results of service level measurements shall be reported to Owner together with recommendations for corrective or other actions within a reasonable timeframe. Any service affecting decision to any system, subsystem, or element of the communications system shall be implemented in accordance with Owner’s approved change control process.

3.3 Maintaining Quality of Service

A high level of quality of service will be maintained by Boeing by utilizing a combination of continuous process improvement initiatives, Fault Escalation processes, an awards and recognition program to support high performance levels, and training initiatives.

3.3.1 Continuous Process Improvement

Tactical and strategic continuous process improvement initiatives will be maintained for every aspect of the operation. All system outages will be analyzed until a root cause is determined. Corrective actions will then be assigned and tracked until closure. Sub-processes associated with continuous process improvement include [***…***] outage meetings and metrics and weekly Quality of Service (QoS) Review meetings and metrics.

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3.3.1.1 [***…***] Outage Meeting

[***…***]. An anomaly report will also be assigned to the appropriate POC at this meeting and completed within 48 hours of the assignment.

3.3.1.2 Quality of Service Review

The purpose of the QoS Review is to serve as a mechanism for identifying operations problems which impact or have the potential to impact telephony or messaging service, and to determine and track corrective actions. The net result of actions performed by the QoS Review should be a continuous improvement in the performance of the Iridium System.

3.3.1.2.1 Scope

The QoS Review will address operations issues which directly impact service or issues which have the potential, if left uncorrected, to impact service. Other anomalies which do not meet the above criteria will be handled through other processes.

3.3.1.2.2 Operations Problem Identification and Resolution Process

Although operations problems may be identified from several sources, the [***…***] Satellite Network Operations (SNO) Outage Report is the primary source for operations problem identification. The resolution of operations problems will be provided by the generation of either an action item to develop or modify an operations procedure, or the generation of a system design defect/feature requirement.

3.3.1.2.3 Action Items Process

Action items will be developed for operations problems that are identified in the [***…***] SNO Outage Report. The QoS Review Facilitator will develop action items with the responsible manager(s) as needed to ensure an accurate description and an appropriate course of action for problem resolution. An QoS Review Facilitator will enter these operations problems into the Issues Database as a means for generating, assigning, and tracking action items.

Operations action items may also be developed as identified in the QoS Review meeting or by other operational organizations. Action items contained in Anomaly Reports will be reviewed in the QoS Review and restated as needed. These Anomaly Report action items will be entered into the Anomaly Report Database and tracked by the QoS Review Facilitators. Although the QoS Review process will not track all operations related issues that are entered into the Issues Database, any SNOC staff member can identify an issue that needs development into an action item and that should be tracked by the QoS Review. The originator of these issues must coordinate with the QoS Review Facilitators on these issues.

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Once an operations problem is entered into the Issues Database the resulting action item will be tracked by the QoS Review Facilitators. The QoS Review Facilitators will generate an QoS Review Action Items Status Report as a means of tracking the status and reporting progress against these action items. This report will include the action item number, description, lead responsibility, opened date, due date, and status. The QoS Review process reports action item closure status as a part of the [***…***] review process.

The status of each QoS Review action item will be reviewed by the QoS Review Facilitator with each of the Action Item Leads prior to each weekly QoS Review meeting. It is the responsibility of the Action Item Leads to ensure closure of their action items. Action items may be closed only after the Action Item Lead has provided hardcopy of the required, approved documentation to the QoS Review Facilitator. Action items that have been closed during the previous [***…***] will be noted in the Action Item Status Report that is distributed at the next QoS Review meeting. Closed action items will be archived by the QoS Review Facilitators in a separate report that is available for review.

3.3.1.2.4 Defects Process

In addition to action items, new defects or features may be generated as a result of the SNO Outage Report process. An QoS Review facilitator will develop defects with the responsible manager(s) as needed and will coordinate with a CMVC administrator to ensure that the defects are entered into the CMVC system. Defects may also be developed as identified in the QoS Review meeting. The Boeing process reports defects and associated outage issues as a part of the [***…***] outage review, QoS Review and SPR

3.3.2 Fault Escalation Processes

Boeing shall comply with the approved Satellite Network Operations Center (SNOC) & Technical Support Center (TSC) Fault Escalation and Notification Process, as such process may be amended and approved by Owner from time to time.

3.3.3 Awards and Recognition

Awards will be given to individual members of the operations team that have exhibited outstanding performance in the execution of their jobs. These awards encourage continuous improvement by the individuals and enhance operations effectiveness. The awards are determined by Boeing program management.

3.3.4 Training

Every shift position at the SNOC has a rigid certification process. Every individual working operations must complete this certification process prior to working unsupervised. The process consists of three parts, initial classroom instruction, on the job

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training, and recurring training. The average duration for a certification is approximately [***…***].

4.0 SUSTAINING ENGINEERING

Boeing shall maintain, as part of the sustaining engineering effort, a core Space System and Gateway analysis/investigation team whose focus is to analyze system performance, using both customer data (e.g. CDRs) and customized test results, to understand the causes of limitations in the overall service delivery to the customer.

If the limitation is due to a critical defect in one of the Space System or Gateway segment components, a defect shall be written and assigned to the responsible party for resolution. If the limitation is due to a design limitation/characteristic, then the Boeing engineering team shall consult with Owner within a commercially reasonable timeframe on potential design changes that will improve system performance beyond the current design limit.

All network changes shall be implemented in accordance with Owner’s approved change control process. A Service Impact Request (SIR) shall be submitted for approval of any change that presents a potential service impact and may place a network element in a high-risk condition. All network changes shall be reviewed and a pre-upgrade/ pre-installation conference between Boeing and Owner will be conducted before the upgrade is implemented (e.g., ODN/OSN rerouting, Gateway upgrades).

Boeing agrees to work with Owner to implement and report upon a Continuous Improvement Program with the objective of enhancing the overall ICS contingent on the reasonable availability of resources. Suggested areas to be addressed include the following:

(1) [***…***];

(2) [***…***];

(3) [***…***];

(4) [***…***]; and

(5) [***…***].

5.0 STAFFING REQUIREMENTS

Throughout the performance of this SOW, Boeing shall maintain a professional staffing level with the skills necessary to comply with the requirements of this SOW.

5.1 Functions Performed

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(1) Perform constellation control, maintenance, and gateway O&M technical support. This support includes daily operations planning, execution, monitoring, and maintenance of the satellite network, TTACs, and gateways. This also includes the diagnostic and recovery procedures for anomalies that occur within the network infrastructure.

(2) System modifications to maximize system availability, capacity, and diagnostics, reduce operational maintenance, improve reliability, and extend life expectancy. This also includes defect resolution, operational process and logistic improvements, capital cost reductions and incorporation of new service features and offerings.

The following outlines the functions performed (this list may be amended from time to time as necessary to reflect Boeing’s support of all subsystems included within the then-current Iridium commercial baseline):

Iridium Operation Monitoring and Control

Mission Director

Flight Operations Specialist

Real Time State (RTS) of Health Engineering & Analysis

Telemetry, Tracking and Control (TTAC) and Network Operators

Control Facility Operators

Iridium Mission Operations

Mission Planning Analysts

Mission Orbital Engineers and Analysts

Control Facility Analysts

Mission Operations System Engineering

Mission Ops Training

Iridium Spacecraft Subsystem Engineering Expertise

Power (Batteries and Solar Arrays)

Attitude Determination

Attitude Control

L-Band Hardware

K-Band Hardware

Thermal Control

Main Mission Antenna

Iridium Payload Software Domain Engineering Expertise

L-Band Functional Software

K-Band Funtional Software

Telephony Softwaer

Main Mission Antenna Manager

Crosslink and Feederlink Functional Software

Core Bus Software

Build & Release Install & Audit (BRIA) Payload Software

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Iridium Operation Monitoring and Control

Mission Director

Flight Operations Specialist

Real Time State (RTS) of Health Engineering & Analysis

Telemetry, Tracking and Control (TTAC) and Network Operators

Control Facility Operators

Iridium Mission Operations

Mission Planning Analysts

Mission Orbital Engineers and Analysts

Control Facility Analysts

Mission Operations System Engineering

Mission Ops Training

Iridium Spacecraft Subsystem Engineering Expertise

Power (Batteries and Solar Arrays)

Attitude Determination

Attitude Control

L-Band Hardware

K-Band Hardware

Thermal Control

Main Mission Antenna

Iridium Payload Software Domain Engineering Expertise

L-Band Functional Software

K-Band Funtional Software

Telephony Softwaer

Main Mission Antenna Manager

Crosslink and Feederlink Functional Software

Core Bus Software

Build & Release Install & Audit (BRIA) Payload Software

Iridium Satellite Control Station Software Domain Engineering Expertise

Mission Planning Software

Orbit Service Software

Satellite Control Software

COMET Software

Infrastructure Domain Software

Integrated Network Management Software

Satellite Control Databases

SVDB Database Analyst

Realt Time Products (RTP) Analyst

Build of Material (BOM) tools

BRIA SCS Software

Iridium Ground Network Software Domain and Configuration Management Expertise

Messaging

Earth Terminal Communication Sub-system (ECS)

Siemans D900 Equipment

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Earth Terminal Transmission Sub-system (ETS)

Operations Maintanance Control - Gateway (OMC-G)

Operations Maintance Control - Radio (OMC-R)

Unix Administration

CISCO Administration

PC Support

CMVC/Clearcase Administration

BRIA Administration

COTS Administration

Iridium Integration and Test Domain Expertise (Unique from Development Above for Verification)

Lab Operations Support

Test Conductors

Lockheed Bus Control Software (LBCS)

K-Band

L-Band

AVVA

Orbit Services

Satellie Control

Mission Planning

Telephony

ETS

MTC

ET

Subscriber Equipment

Service Management

Service Quality Monitoring

System Simulation, Modelling and Tools

Service Quality Troubleshooting and Analysis

New Products and Feature Support

Program Management

Logistic Support for TTAC, Gateways, Backlot and TVC

Technology/Export Compliance

Project Planners

Facility Managers

5.2 Annual Activity Planning

Each year in October Boeing shall seek approval of the annual project plans related to system improvement activities and significant operational and maintenance initiatives to be accomplished in the following calendar year. Each major activity shall include objectives, cost benefit, milestone descriptions, milestone dates, effort and capital resources required and risk assessment for review. Progress in achieving project plans shall be reviewed at each Monthly Program Review.

Flexibility must be maintained to reprioritize activities in support of evolving needs and objectives. Redirection in priorities and consequences shall be reviewed in the Monthly Program Reviews.

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Annex 4

Statement of Work

for

Iridium® System

Re-Orbit

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Annex 4

STATEMENT OF WORK

FOR

IRIDIUM® SYSTEM

RE-ORBIT

In the event any of the conditions included in Articles 9.4, 9.5 and/or 9.6, then Boeing will proceed with Re-Orbit of the active Iridium Constellation (as that term is defined in the Annex 3 Statement of Work). The Re-Orbit will be accomplished in accordance with the Boeing Re-Orbit Plan, Revision X2, dated August 6, 2003, as heretofore modified (the “Boeing Plan”), which has been established from the government-coordinated Motorola Re-Orbit Plan (as it existed on September 7, 2000) or any successor plan thereto accepted and approved by the U.S. Federal Communications Commission and compliant with the requirements of the U. S. Government Indemnification Contract.

The Boeing Plan includes satellite groupings, operations procedures, Re-Orbit schedule and command sequences (safemode and passivation).

The Boeing Plan will be reviewed and updated [***…***] to accommodate any changes to the Constellation or ground systems.

Boeing will perform the following activities during the quarterly review and update cycles.

1.	Review and update SV grouping plan and Re-Orbit schedule.

2.	Review and update all procedures related to Re-Orbit to insure that they are compatible with current ground and vehicle configurations.

3.	Review, update and test all products necessary to perform the Re-Orbit including Re-Orbit safemode command sequence (generic and vehicle specific) and Re-Orbit passivation command sequence (generic and vehicle specific).

4.	Perform Re-Orbit readiness review.

The following states Boeing’s requirements relative to Re-Orbit of the Iridium Constellation. Owner agrees that in Owner’s application to the Federal Communication

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Commission (FCC) for license transfer, the requirements set forth in the following paragraphs will be met.

Background

The purpose of this document is to summarize several key aspects of Iridium Constellation Re-Orbit which are considered by Boeing to be necessary for technical success and to ensure liability insurance coverage.

It should be noted that the Boeing Plan is only for active controllable satellites. [***…***].

Expeditious Plan Execution

The Boeing Plan will be executed in accordance with the Re-Orbit Plan. It is essential for Boeing to complete the Re-Orbit procedures for all controllable satellites to allow the satellites to atmospherically Re-Orbit within the [***…***] window covered by the insurance policy period.

Plan Execution Flexibility

Boeing’s ability to modify the Re-Orbit schedule and satellite Re-Orbit groupings is necessary to accommodate system re-configuration changes, satellite system failures and any unplanned events which happen during Re-Orbit execution. Boeing will have maximum flexibility in these areas to insure the overall success of Re-Orbiting the Iridium Constellation.

Agreements between Motorola and U.S.A.F. Space Command/NORAD associated with satellite tracking and close approach notification have been extended to Boeing. NORAD’s support for simultaneous maneuvering of a least [***…***] satellites is essential to the Boeing Plan because limitations on the number of simultaneous maneuvering satellites could adversely impact Boeing’s ability to complete the Boeing Plan in the scheduled time frame necessary to allow satellite re-entry and impact during the period that is covered by the Re-Orbit insurance policy.

Technically Reasonable Requirements

Boeing will make all reasonable efforts to successfully Re-Orbit the Constellation within the technical limitations of the satellite design. It is assumed that unreasonable or impossible technical requirements or operational constraints that deviate from the Boeing Plan will not be imposed. Examples of unreasonable or impossible requirements are [***…***].

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Annex 5

Price and Payment Schedule

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Annex 5

PRICE AND PAYMENT SCHEDULE

1.0 Payment

1.1 Payment Schedule. Owner will make payments to Boeing in the amounts of and on the dates indicated in the schedules set forth in the following paragraphs below.

1.2 Late Payment. Payments due Boeing and not paid within [***…***] days following Owner’s receipt of a good and proper invoice submitted in accordance with Paragraphs 5.1 or 5.2 of this Annex 5 will be subject to [***…***], excluding payment of any disputed amounts in accordance with Paragraph 5.3 of this Annex 5. Such charges will be computed [***…***]. Such rate will be applied on the basis of a 365-day year against the past due amount, commencing on the [***…***] after the invoice date and continuing until the payment is received by Boeing.

1.3 Form of Payment. Owner will make all payments to Boeing by unconditional wire transfer of immediately available funds in United States Dollars in a bank account in the United States designated by Boeing as follows.

Account# [***…***]

[***…***]

New York, NY

ABA Routing# [***…***]

Swift Code: [***…***]

1.4 Failure to Pay. In the event Owner fails to make payments when due, Boeing reserves the right to assert whatever remedies against Owner it may have under this Contract or at law. Any failure to pay shall not apply to Boeing’s obligations under the Re-Orbit Statement of Work included as Annex 4 to this Contract, provided that the payment in Article 9.1.1 has been paid.

1.5 Monetary and Government Regulations. Owner is responsible for complying with all monetary control regulations and for obtaining necessary governmental authorizations related to payments.

2.0 Services Performed Prior to the Effective Date: Payment Amounts

2.1 As of the Effective Date, Boeing shall provide the following credits to Owner against the performance of Steady State O&M Services performed under the

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Original Contract:

2.1.1 Fourth Quarter of 2008. For the period of October 1, 2008 through December 31, 2008, Boeing shall credit Owner in the amount of U.S. $[***…***] per month.

Note: For information purposes only, this amount has been calculated as follows: [***…***].

Using the above calculations, the former monthly FFP price for 2008 is $[***…***] and the adjusted monthly FFP price for October through December 2008 is $[***…***].

2.1.2 Calendar Year 2009. For the period of January 1, 2009 through December 31, 2009, Boeing shall credit Owner U.S. $[***…***] per month.

Note: For information purposes only, this amount has been calculated as follows: [***…***].

Using the above calculations, the former monthly FFP price for 2009 is $[***…***] and the adjusted monthly FFP price for 2009 is $[***…***].

2.1.3 Calendar Year 2010. For the period of January 1, 2010 through the day immediately preceding the Effective Date, Boeing shall credit Owner U.S. $[***…***] per month, including the partial calendar month of May 2010.

Note: For information purposes only, this amount has been calculated as follows: [***…***].

Using the above calculations, the former monthly FFP price for 2010 is $[***…***] and the adjusted monthly FFP price for 2010, through the Effective Date of this Contract, is $[***…***].

2.2 In the event that Owner has made payment to Boeing prior to the Effective Date of this Contract for any amounts pertaining to Boeing’s performance under this Contract for the period of October 1, 2008 through the Effective Date, then Owner shall apply a credit equal to such overpayment against the payment of the first invoice(s) payable to Boeing after the Effective Date, and each subsequent invoice thereafter until all credits from paragraph 2.1 have been applied, as due under this Contract.

3.0 Task-Ordered Services: Terms and Payment Amounts

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For work performed for Task-Ordered O&M Services or Task-Ordered Non-O&M Engineering Services (collectively, “Task-Ordered Services”) pursuant to Articles 1.4.2 and 1.4.3, Boeing shall be paid in accordance with the terms specified in this Paragraph 3.0 below.

3.1 Establishment of Annual O&M Price Cap. In accordance with Article 1.4.2.4, the Annual O&M Price Cap for Task-Ordered O&M Services shall be calculated as established in this Paragraph 3.1.

3.1.1 Basis for Calculating Annual O&M Price Cap. Each upcoming year’s Annual O&M Price Cap shall be calculated based on [***…***].

3.1.2 [***...***].

3.1.3 [***…***].

[***…***]
[***…***]	[***...***	]
[***...***]	[***...***	]*
[***...***]	[***...***	]
[***...***]	[***...***	]
[***...***]	[***...***	]
[***...***]	[***...***	]
[***...***]	[***...***	]
[***...***]	[***...***	]

*	[***…***].

[***…***]

3.1.4 Scope Reduction. Owner may direct O&M Scope Modifications in accordance with Article 1.4.2.3 of this Contract and such O&M Scope Modifications shall modify the Annual O&M Price Cap as set forth in Article 1.4.1.3.

3.1.5 Annual O&M Price Cap [***...***]. [***…***].

TABLE FOR EXAMPLE ONLY

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([***…***])
	[***...***]	[***...***]	[***...***]	[***...***]	[***…***]	[***...***]	[***...***]	Total
[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]
[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]
[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]
[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]	[***…***]

Notes: The above calculations are based upon the following assumptions:

(i)	[***…***];

(ii)	[***…***];

(iii)	[***…***];

(iv)	[***…***].

(v)	[***…***].

3.2 Task-Ordered Time & Materials Rates.

3.2.1 Time & Material Hourly Rates. The Time & Material Hourly Rate for each direct labor hour, which includes [***…***], (the “T&M Hourly Rate”) are specified by “Boeing Labor Category” in the table below. The T&M Hourly Rates for 2010 have been mutually agreed upon by the Parties as of the Effective Date and are specified in the table below. For 2011 and beyond, Boeing shall propose and submit to Owner the applicable T&M Hourly Rates by no later than [***…***] of the preceding calendar year. Such T&M Hourly Rates shall be the lesser of: [***…***]. Upon Boeing’s and Owner’s mutual review of and concurrence on the new T&M Hourly Rates, such updated rates will be mutually acknowledged in writing by the Parties, with a copy of such document retained on file by both Parties. In no event shall Owner pay [***…***].

Note: For information purposes only, the 2008 and 2009 T&M Hourly Rates, as previously agreed upon by the Parties prior to the Effective Date but which are not in effect under this Contract, are also specified in the table below.

The 2008 T&M Hourly Rates were calculated as follows: [***…***].

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Task-Ordered Services T&M Hourly Rates
Rate ID	Boeing Labor Category	2008	2009	2010
1	[***…***]	$[***…***]	$[***…***]	$[***…***]
2	[***…***]	$[***…***]	$[***…***]	$[***…***]
3	[***…***]	$[***…***]	$[***…***]	$[***…***]
4	[***…***]	$[***…***]	$[***…***]	$[***…***]
5	[***…***]	$[***…***]	$[***…***]	$[***…***]
6	[***…***]	$[***…***]	$[***…***]	$[***…***]
7	[***…***]	$[***…***]	$[***…***]	$[***…***]

3.2.2 Boeing Labor Category Descriptions. The Boeing Labor Categories are defined as follows:

3.2.2.1 Rate ID 1 – [***…***]: [***…***].

3.2.2.2 Rate ID 2 – [***…***]: [***…***].

3.2.2.3 Rate ID 3 – [***…***]: [***…***].

3.2.2.4 Rate ID 4 – [***…***]: [***…***].

3.2.2.5 Rate ID 5 – [***…***]: [***…***].

3.2.2.6 Rate ID 6 – [***…***]: [***…***].

3.2.2.7 Rate ID 7 – [***…***]: [***…***].

3.2.3 Materials. Boeing shall not [***…***]. All materials required by Boeing for performance of the Services shall be [***…***]. Notwithstanding anything to the contrary in this Paragraph 3.2.3, Owner shall not be obligated to [***…***].

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3.2.4 Other Direct Costs. [***…***] shall be [***…***] Boeing’s T&M Hourly Rates as specified in Paragraph 3.2.1 of this Annex 5 and shall not be [***…***].

3.3 Task-Ordered O&M Services T&M Estimating and Invoicing Requirements.

3.3.1 [***...***]. [***…***].

3.3.2 [***...***]. [***…***].

3.3.3 [***...***]. [***…***].

3.3.4 [***...***]. [***…***]:

(i) [***…***];

(ii) [***…***];

(iii) [***…***]; or

(iv) [***…***].

[***…***].

3.3.5 [***...***]. [***…***].

3.3.6 [***...***]. [***…***].

3.4 [***...***]. [***…***].

4.0 [***...***].

4.1 [***...***]. [***…***].

4.2 [***...***]. [***…***].

4.3 [***...***]. [***…***].

4.4 Definition of [***...***]. [***…***].

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5.0 Payment Due Dates

5.1 Task-Ordered O&M Services. Upon the conclusion of each monthly period, Boeing shall submit a [***…***] invoice, as applicable, to Owner prepared in accordance with Paragraph 3.3 of this Annex 5 to Owner. Owner shall make payment on a [***…***] basis upon receipt of such good and proper invoice.

5.2 Task-Ordered Non-O&M Engineering Services. Upon the conclusion of each monthly period, Boeing shall submit a Time & Materials invoice for each Task Order prepared in accordance with Paragraph 3.4 of this Annex 5 to Owner. Owner shall make payment on a [***…***] basis upon receipt of such good and proper invoice.

5.3 Billing Errors. If, after receipt of an invoice [***…***], Owner believes a billing error has occurred, Owner shall provide to Boeing evidence of such error. If, after investigation, Boeing agrees that there is a billing error, Boeing shall make corrections accordingly. If Boeing disagrees, the parties will negotiate in good faith to resolve the disagreement. If billing disagreements occur and are not satisfactorily resolved by the Parties, the Parties may resort to the Disputes provision of this Contract. Boeing will not terminate or suspend Services during the resolution of any billing dispute, and Owner’s failure to pay the disputed portion of a Boeing invoice in a timely manner during the resolution of any billing dispute shall not be cause for Default by Owner.

6.0 System De-orbit and Nominal De-orbit

6.1 When required pursuant to Articles 9.4, 9.5 and/or 9.6 hereof, Owner shall pay to Boeing the amount specified in Article 9.1.1 of this Contract for Boeing Services for Re-Orbiting of the Constellation in accordance with the Re-Orbit Statement of Work included as Annex 4 to this Contract.

6.2 Should Owner initiate a voluntary nominal de-orbit of the Constellation in accordance with the Re-Orbit Statement of Work included as Annex 4 to this Contract, then the period of performance for Boeing Services shall be [***…***]. The [***…***] of Re-Orbit activity shall be priced at an amount equal to [***…***]. This amount shall be payable regardless of when or under what conditions and/or circumstances Re-Orbit occurs except that a de-orbit required pursuant to Articles 9.4, 9.5 and/or 9.6 hereof shall be paid in accordance with Paragraph 6.1, above. Changes to Annex 4 shall be cause for equitable adjustment to price and schedule in accordance with Article 4 (Changes) of this Contract.

In the event of a nominal de-orbit, Owner shall provide Boeing written notification [***…***] in advance of Owner’s scheduled commencement of Re-Orbit activities.

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ANNEX 6

Baseline Task Orders for

Task-Ordered O&M Services

Task Order No.	Title

GS001	Ground Segment: Project Management, Configuration Management and Procurement Support

GS002	Ground Segment: Ground Segment Operations and Engineering Support

GS003	Ground Segment: Gateway, TTAC, and Ground Systems Development and Sustaining Engineering Support

GS004	Ground Segment: Systems Integration and Test for Gateways, TTACs and Teleport Network

GS005	Ground Segment: Gateways, TTAC, Teleport Network, Ground Systems and Site Support

GS006	Ground Segment: Systems Analysis and Quality of Service

GS007	Ground Segment: Facilities Operations and Maintenance and Information Technology Engineering and Support

GS008	Ground Segment: Product Testing and Certification Support

SS001	Space Segment: Project Management, Configuration Management and Procurement Support

SS002	Space Segment: System Integration and Test

SS003	Space Segment: Space System Software Development

SS004	Space Segment: Satellite On-Orbit Operation

SS005	Space Segment: Constellation Engineering and Analysis

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ANNEX 7

DISPUTE RESOLUTION PROCEDURES

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Annex 7

DISPUTE RESOLUTION PROCEDURES

Subject to the provisions of Article 16, these procedures shall be invoked if either Party desires further escalation of a dispute that remains unresolved after having been internally escalated to the extent available under Article 16:

A. Mediation.

(1) Controversies and Claims Subject to Mediation.

(a) If a dispute satisfies the criteria provided in Article 16.2.3 of this Contract, either Party may request mediation of the dispute. The mediator will be chosen by mutual agreement of the Parties, and will be an independent person with a recognized reputation for fair-mindedness and extensive experience in the mediation of complex commercial disputes. If the dispute involves complex technical issues, the Mediator shall also have a relevant technical background or will be empowered to retain an independent technical advisor. If a mediator cannot be agreed upon within [***…***] after the request for mediation, the Party requesting mediation shall provide the other Party with a list naming no less than three and no more than five potential independent mediators, and the other Party shall select one person from that list to serve as mediator within [***. . .***] following receipt of the list.

(b) Within [***. . .***] after selection of the mediator, the Parties shall simultaneously exchange any documentary materials or data relevant to and supporting its position in the dispute in all future dispute resolution proceedings concerning such dispute. Each Party shall use only such documentary materials and data that it has provided, and such additional documentary materials and data that it may obtain from the other Party in the limited discovery described below. The Parties may engage in limited discovery consisting of no more than [***. . .***] depositions and no more than [***. . .***] requests for production of documents, including subparts. If the Parties are unable to agree, the mediator shall determine the discovery schedule. Unless otherwise

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determined by the mediator or otherwise agreed by the Parties, the mediation shall occur in the venue specified in Article 16.1 of this Contract within [***…***] after the written request for mediation.

(2) Duties and Powers of Mediator.

(a) The Parties will cooperate with the mediator to negotiate a resolution to the dispute acceptable to both Parties as expeditiously as possible. Each Party shall be represented at the mediation session by a business person with full authority to settle all disputed issues. Unless warranted by extraordinary circumstances, the mediation session shall last no more than [***…***].

(b) The costs of the mediation will be borne equally by the Parties. In the event that the Parties are unable to agree to a settlement at the mediation within [***…***] of the date of the initial demand for it by either Boeing or Owner, then such dispute may be submitted to the courts within the venue specified in Article 16.1 of this Contract for resolution. The use of any procedures under this Annex 7 or Article 16 will not be construed under the doctrines of laches, waiver or estoppel to affect adversely the rights of either party, and nothing in this paragraph will prevent either Owner or Boeing from resorting to judicial proceedings if (a) good faith efforts to resolve the dispute under these procedures have been unsuccessful or (b) interim or injunctive relief from a court is necessary to prevent serious and irreparable injury to one party or to others.

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Annex 8

Reserved

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Annex 9

U.S. Government Indemnification

Contract

See Appendix 1, Referenced Documents for

Amended and Restated Contract No. BSC-2000-001:

Tab B

U.S. Government Contract DCA100-01-C-3001,

Indemnification Contract, dated December 5, 2000

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Annex 10

Reserved

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Annex 11

Reserved

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Annex 12

Reserved

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Annex 13

Binder Letters from Owner’s Insurance

Agent

See Appendix 1, Referenced Documents for

Amended and Restated Contract No. BSC-2000-001:

Tab A

Satellite Third Party In Orbit Liability Insurance,

Policy No. [***…***], dated 11 December 2009

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Annex 14

Insurance Agent’s Letter Confirming

Schedule A Risks are Covered

when Schedule B is in Effect

See Appendix 1, Referenced Documents for

Amended and Restated Contract No. BSC-2000-001:

Tab A

Satellite Third Party In Orbit Liability Insurance,

Policy No. [***…***], dated 11 December 2009

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Annex 15

SF30 Evidencing USG Approval to Change

In-orbit Insurance Policy

See Appendix 1, Referenced Documents for

Amended and Restated Contract No. BSC-2000-001:

Tab C

Amendment P00001 to

U.S Government Contract DCA100-01-C-3001,

dated December 3, 2003

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Annex 16

Reserved

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Annex 17

Group Call Functionality

The Parties acknowledge that the Parties’ obligations under certain provisions of Annex 17, Group Call Functionality, a copy of which is attached hereto, have either been terminated or released pursuant to the terms of the Intellectual Property Rights License Agreement (BMC-2010-1455), dated May 28, 2010, among Iridium Satellite LLC, Iridium Constellation LLC, The Boeing Company, and Boeing Management Company, in each case as and to the extent set forth therein.

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Annex 18

Broadband Functionality

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Annex 18

Iridium Broadband

RECITALS

WHEREAS, Motorola, Inc. (“Motorola”) has licensed to Owner’s Affiliate, Iridium Satellite, among other things, all software (ground-based and space-based) necessary to operate and maintain the ICS satellite fleet including the Satellite Software. The capitalized terms contained in this Annex 18 shall have the same meaning as provided in the main body of the Contract, and

WHEREAS, the operation of the ICS satellite fleet is the responsibility of Owner, which owns the satellite fleet, and

WHEREAS, Boeing proposes to implement its Iridium Broadband design by developing software (including modifications to the Satellite Software) to be uploaded to the ICS satellite fleet to enable Iridium Broadband functionality (the “Broadband Functionality”), and

WHEREAS, pursuant to Iridium Satellite’s agreements with Motorola, (i) Iridium Satellite’s licenses of the ICS Software extend to Boeing solely to the extent that Boeing needs such licenses to operate and maintain the Iridium system on behalf of Iridium Satellite, and (ii) the phrase “operate and maintain the Iridium system” includes Iridium Satellite’s right to upgrade and enhance the Iridium system, and

WHEREAS, Iridium Satellite represents and warrants that Iridium Satellite’s license agreement(s) with Motorola authorizes Boeing to implement the Broadband Functionality on the ICS, and

WHEREAS, Owner and Iridium Satellite desire that Boeing participate in the development of the Broadband Functionality by developing the necessary satellite software changes, and

WHEREAS, Owner and Boeing agree to make commercially reasonable efforts to implement the Broadband Functionality in a timely manner in order to support a product demonstration and first operational deployment midyear 2008.

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NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises contained herein, the Parties agreed to execute this Amendment 012 that incorporates the Broadband Functionality as Annex 18 to the Original Contract.

1.0	Agreement of the Parties

The Parties have agreed to participate in a program to develop and thereafter provide Broadband Functionality to Iridium Satellite’s and Owner’s customers.

Iridium Satellite represents and warrants that Iridium Satellite’s license agreement(s) with Motorola authorizes Boeing to implement the Iridium Broadband Functionality on the ICS. Without limiting the foregoing, Iridium Satellite represents and warrants that its license agreement(s) with Motorola specifically include the Intellectual Property identified in Exhibit B to this Annex 18, and further that said license allows Boeing to use the items identified in Exhibit B for the purposes of this Agreement.

2.0 Statement of Work

In accordance with the following paragraphs and the Division of Responsibility between Owner and Boeing attached hereto as Exhibit A, Owner and Boeing will develop modifications and enhancements to the Iridium system (all such modifications and enhancements being hereinafter referred to as the “Broadband Modifications”, and those created by or on behalf of Boeing and identified in Exhibit A as solely Boeing’s responsibility being hereinafter referred to as the “Boeing Broadband Modifications”) necessary to enable Broadband Functionality.

The work performed by Boeing under this Annex 18 shall not modify or materially affect Boeing’s continued performance of all of its obligations under this Contract. Owner and Boeing shall make commercially reasonable efforts to complete the Broadband Modifications to the extent necessary to support a demonstration to certain of Owner’s customers. If the demonstration is successful and Owner in its sole discretion approves deployment, Owner and Boeing shall make commercially reasonable efforts to make the Broadband Functionality ready for operational deployment to customers in 2008.

Prior to uploading the Boeing Broadband Modifications to the satellites, Boeing and Owner shall test such Boeing Broadband Modifications in accordance with mutually agreed procedures and processes, including but not limited to impact analysis and risk assessment vis-a-vis the ICS and gateway and Individual Subscriber Unit (ISU). All the results of testing shall be shared between Boeing and Owner. Upon successful testing of the Broadband Modifications and Owner’s approval Boeing will upload the Boeing Broadband Modifications to the satellites.

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3.0 Intellectual Property Rights

3.1 “Intellectual Property” means all common law and statutory proprietary rights with respect to intellectual property, including patents, patent applications, copyrights, industrial designs, trademarks and service marks (and all goodwill associated with the foregoing), database rights, design rights (whether registered or not), trade secrets, mask work rights, data rights, moral rights, and similar rights existing from time to time under the intellectual property laws of the United States, any state or foreign jurisdiction, or international treaty regime.

All Intellectual Property created by Owner shall be the sole and exclusive property of Owner. All Intellectual Property created by Boeing that is authored, developed, conceived or first actually reduced to practice in the performance of work under this Annex 18, including without limitation all Boeing Broadband Modifications (collectively, “Foreground Intellectual Property”), whether or not patentable, shall be owned by Iridium Satellite, shall constitute work specially ordered and commissioned for use as contribution to a collective work and shall constitute work made for hire pursuant to U.S. copyright law. If the Foreground Intellectual Property or any portion thereof is not considered a work made for hire, or if Boeing may be entitled to claim any other ownership interest in any of the Foreground Intellectual Property, Boeing transfers, grants, conveys, assigns, and relinquishes exclusively to Iridium Satellite all of Boeing’s worldwide right, title, and interest in and to such materials, under patent, copyright, trade secret and trademark law, in perpetuity or for the longest period otherwise permitted by law. On a T&M basis, Boeing shall execute any documents reasonably requested by Iridium Satellite and shall perform any and all further acts reasonably deemed necessary or desirable by Iridium Satellite to confirm, perfect or exploit the ownership of the Foreground Intellectual Property by Iridium Satellite.

3.2. Iridium Satellite may disclose, transfer or license the Foreground Intellectual Property to third parties without the prior written consent of Boeing for any purposes including, but not limited to, development, enhancements, improvements, or services. Boeing shall provide source code and programmer’s notes for the Boeing Broadband Modifications to Owner or Iridium Satellite upon request by Owner or Iridium Satellite.

3.3. Boeing hereby grants to Iridium Satellite a non-exclusive, perpetual, worldwide, royalty-free right and license to use, and modify Boeing’s Intellectual Property pertaining solely to Boeing Broadband Modifications owned exclusively by Boeing prior to performance of work under this Annex 18 (“Background Intellectual

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Property”) solely in connection with the ICS. Except as explicitly stated herein, no license to any Background Intellectual Property of a party is granted to any other party under this Agreement.

3.4. As required by Motorola’s agreement with Iridium Satellite (Intellectual Property Rights Agreement, dated December 12, 2000) as it relates to Satellite Software and gateway software, Boeing shall not use any Motorola-owned Intellectual Property, including modifications or derivatives thereof, on behalf of any party other than Owner and Iridium Satellite and their subsidiaries and Affiliates.

4.0 Period of Performance

The period of performance covered by this Annex 18 will commence on execution of the Amendment 011 and continue for the duration of the Useful Life of the ICS, unless earlier terminated in accordance with Section 7 hereof.

5.0 Implementation of the Broadband Functionality

Beginning upon successful implementation of the Broadband Functionality, Owner agrees to make payments in accordance with Paragraph 6.0 of this Annex 18.

6.0 Payment Provisions

6.1 In consideration for Boeing’s fulfillment of its obligations set forth in Paragraph 2.0, above, Owner shall pay Boeing on a Time and Material basis for each direct labor hour expended by Boeing at the billing rate set forth in Annex 5, Paragraph 5.2, of this Contract.

6.2 Payment Schedule

Boeing will invoice Owner monthly for amounts owing under paragraph 6 above. Boeing’s invoice shall separately show the direct labor hours charged to develop and implement the Broadband Functionality and the rate applied.

6.3 Form of Payment

Owner will make all payments to Boeing by unconditional wire transfer of immediately available funds in United States Dollars in a bank account in the United States designated by Boeing as follows.

Account# [***…***]

[***…***]

New York, NY

ABA Routing# [***…***]

Swift Code: [***…***]

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6.4 Payment Verification

If, after receipt of an invoice, Owner believes a billing error has occurred, Owner shall provide to Boeing evidence of such error. If, after investigation, Boeing agrees that there is a billing error, Boeing shall make corrections accordingly. If Boeing disagrees, the parties will negotiate in good faith to resolve the disagreement. If billing disagreements occur and are not satisfactorily resolved by the Parties, the Parties agree to allow an audit by an independent third party audit firm. Such audit requires a written notification by the Party requesting the audit to the other Party [***…***] to the audit. The audit will be paid for by [***…***].

7.0 Termination of This Annex 18

This Annex 18 shall terminate upon mutual agreement of the Parties.

This Annex 18 shall also terminate without liability to either Party if, after completion of Owner’s impact assessment and risk analysis or at anytime thereafter, Owner determines that there is unacceptable risk to the ICS or gateway or Individual Subscriber Unit (ISU).

Termination of this Annex 18 shall not affect Boeing’s performance under other articles and annexes of this Contract.

8.0 Termination for Default

In the event that Boeing defaults under Article 12 (Termination for Default) of this Contract, or upon the expiration of this Contract in accordance with its terms, Boeing agrees to provide transitional support to the successor ICS operations and maintenance contractor (“Successor Contractor”). Boeing shall have no right, title or interest in any modifications to or enhancements of the Broadband Modifications created by any Successor Contractor.

9.0 Survival

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In the event of a termination of the O&M Contract for any reason, the parties agree that this Annex 18 shall survive such termination, that this Annex 18 shall be deemed expressly included in Section 22.4 of the Contract, and that Owner’s payments to Boeing shall continue in accordance with paragraph 6.0 (Payment Provisions) above.

10.0 No Joint Venture

This Annex 18 shall neither constitute, give effect, nor otherwise imply a joint venture, pooling arrangement, partnership, or formal business organization of any kind.

11.0 Reserved.

12.0	Indemnification

To the extent that the Authorization and Consent clause (FAR 52.227-1) contained in Iridium Satellite’s contract with the USG, and as incorporated into this Contract, does not provide Boeing with immunity against third party claims for infringement of U.S. patents or copyright, Iridium Satellite and Owner, in addition to Article 15.2, “Indemnity,” shall indemnify Boeing as follows:

Owner shall indemnify and hold Boeing, and its respective Affiliates, officers, directors, agents and employees, harmless from and against all claims, losses, damages, liabilities or expenses (including reasonable attorneys’ fees and expenses) related to the infringement, misappropriation or violation of any United States Intellectual Property right relating to the Intellectual Property identified in Exhibit B. Boeing will duly notify Owner of any such claim, suit or action and Owner will, at its expense, fully defend such claim, suit or action on behalf of indemnities.

To the extent that the Authorization and Consent clause (FAR 52.227-1) contained in Iridium Satellite’s contract with the USG, does not provide Iridium Satellite with immunity against third party claims for infringement of U.S. patents or copyright Boeing shall indemnify and hold Owner, and its respective Affiliates, officers, directors, agents and employees (“Indemnitee”), harmless from and against all losses, damages, liabilities or expenses (including reasonable attorneys’ fees and expenses) related to the infringement, misappropriation or violation of any U.S. patent, trade secret, or copyright and arising out of the Boeing Broadband Modifications, to the extent that such claim is unrelated to the Intellectual Property identified in Exhibit B (“Indemnification Claims”). Owner will duly notify Boeing of any such, suit or action and Boeing will, at its expense, fully defend such suit or action on behalf of Indemnitee. This indemnification of Owner is contingent upon: (i) Boeing being notified promptly of any Indemnification Claims; (ii) Boeing having the sole right to control and defend or settle any litigation within the scope

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of this indemnity; and (iii) all Indemnitees cooperate to the extent necessary at Boeing’s sole expense in the defense of any Indemnification Claims.

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